MFS(R)/Sun Life Series Trust

SEMIANNUAL REPORT [bullet] June 30, 1998










Capital Opportunities Series
 (formerly Value Series)

Equity Income Series
International Growth Series
 (formerly MFS(R)/Foreign & Colonial International Growth Series)

Massachusetts Investors Growth Stock Series
New Discovery Series
Research Growth and Income Series
Research International Series

           ---------------------------------------------------------
           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
           ---------------------------------------------------------

Letter from the Chairman

Dear Contract Owners:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about 29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Internationally, the economic turmoil in Asia continues to be a concern to us, and we believe the United States has yet to see the full impact of this crisis. There have been brief periods when some Asian economies appeared to improve, but the situation remains quite dynamic and could turn worse before getting better. While the crisis has affected all countries in Asia, Japan was a major factor behind the turmoil as excesses in its banking and real estate sectors have led to severe currency problems. In the long run, Japan will be the engine that drives the region's eventual recovery, thus it warrants closer investor scrutiny. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the greater-than-expected strength of European economies. As Europe moves toward economic union, these countries have benefited from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses, while providing numerous investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

A discussion of the performance and current investment strategy for each of the Series is presented here and on the following pages. The performance figures provided in the discussion do not reflect the deduction of any separate account charges. The results would have been lower had those charges been deducted. We appreciate your support and welcome any questions or comments you may have.

On behalf of the Board of Trustees,


/s/ John D. McNeil
------------------
John D. McNeil
Chairman

July 13, 1998

Management Review and Outlook

Capital Opportunities Series

For the six months ended June 30, 1998, the Series provided a total return of 18.90%, which compares to a 17.71% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

In May 1998, the name of the Series was changed from Value Series to Capital Opportunities Series. The investment objective has not changed.

A combination of good sector selection and individual stock performance resulted in significant outperformance of the Series relative to the S&P 500. The top three performing sectors of the S&P 500 over the past six months were autos and housing, retailing, and leisure. The Series was significantly overweighted in retailing and leisure while slightly underweighted in autos and housing. The three worst-performing sectors of the S&P 500 were transportation, energy, and industrials. The Series was significantly underweighted in energy and industrials but slightly overweighted in transportation.

Several of the Series' top holdings also significantly outperformed the S&P 500, with particularly strong performance from Cellular Communications International, Tyco International, Fred Meyer, and American Tower Systems. The Series' international exposure also contributed significantly to performance. Telecom Italia, Banco Totta, Alcatel, Henkel, and Wella were all strong performers.

Financial services, an industry in which we believe valuations are reasonable and earnings growth rates of 13% to 15% remain achievable, makes up the Series' largest sector. We have focused on the insurance and banking industries, in which positive fundamentals and reasonable valuations, along with industry consolidation, have driven stock performance.

The next-largest sector is leisure, which includes broadcasting and cable, entertainment, toys, printing and publishing, gaming and lodging, and restaurants. While the Series has no specific industry focus in this sector, three individual stocks -- American Tower, a broadcaster; Harrah's, a gaming company; and Promus Hotel -- make up the bulk of our weighting.

In health care, our focus has shifted from the pharmaceutical industry to the health maintenance organizations (HMOs). While the fundamental outlook for the pharmaceuticals continues to be very good, we believe valuations are more than counteracting these prospects. On the other hand, we believe the fundamentals in the HMO industry are just starting to improve after several years of dismal results. Pricing trends are picking up, and medical cost trends are being maintained at the same 3% to 4% annual growth rate as the past few years. We believe this should result in substantial future earnings improvements.

Equity Income Series

The Series commenced operations on May 6, 1998, and from that date through June 30, 1998, provided a total return of -0.30%.

The Series invests in what we regard as good-quality, large-capitalization companies with attractive yields and the opportunity to grow dividends. Companies with solid franchises that appear to be underappreciated by the market are appropriate holdings for this portfolio. Often, these companies have lost a former leadership position, they may be at the bottom of a cyclical trend in their industry, or they may be in the early stages of a major restructuring.

For example, Rubbermaid, a current holding, fell out of favor when the company failed to grow earnings for three years. But now, with new management at the head of the key household products business, the company is poised to reap the benefits of recent restructuring efforts, cheaper plastics prices, and an improved retail and competitive environment. Throughout this tough period, Rubbermaid's key franchise -- high-quality household products geared toward convenience -- has maintained its leadership position. Another current holding, Archer Daniels Midland, is weathering a trough in the agricultural cycle. As the cycles for corn and soybean processing bottom out and begin to improve, the company is also closing the chapter on allegations of price fixing. Finally, Lincoln National, another holding, is in the midst of completing its transformation from a multiline insurance company with unpredictable earnings to a diversified financial services company with leading positions in the life insurance, annuity, and investment management business.

The Series' top sectors include utilities and communications, financial services, consumer staples, and energy. Among utilities, we have investments in telephone, electric, and gas companies. All of them are being impacted favorably by deregulation and heightened competition. These developments are leading to more consolidation, which can lead to significant appreciation in the stock prices of companies acquired as well as augmented growth rates for companies that are acquiring.

In financial services, our focus is weighted toward insurance companies over banks because the restructuring and consolidation that have already benefited banking stocks are now impacting insurance companies.

Although the Series has some investments in overseas companies, all of them are large-cap, blue-chip European stocks. The same restructuring and consolidation trends that have supported stock prices in the United States are unfolding in Europe.

International Growth Series

For the six months ended June 30, 1998, the Series provided a total return of 8.42%, which compares to a 17.12% return for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, an unmanaged, market-capitalization-weighted total return index of developed-country global stock markets, excluding the United States, Canada, and the South African mining component. Investments in foreign and emerging markets may provide superior returns but also involve greater risk than U.S. investments.

In September 1997, the Series changed its name from MFS(R)/Foreign & Colonial International Growth Series to International Growth Series. The investment objective has not changed.

Generally, the investment picture in the developed markets improved during the first part of 1998 thanks in large part to the strength of European economies. Europe is in the early stages of a growth cycle similar to what the United States has experienced. In Europe earnings growth is accelerating, while growth is slowing in the United States. In addition, European companies have begun to restructure, outsource, and create greater corporate efficiencies, which has added steam to corporate earnings growth. Europe looks like it is headed toward a "virtuous cycle" that would result in higher consumer confidence, higher employment, and strong demand, just like the current U.S. situation. Europe is earlier in the cycle than the United States is; therefore, we think it may be able to sustain this growth rate for an additional year or two, while U.S. growth slows.

In developed markets, about 17% of assets are in financial services, a sector which is made up mostly of European banking and insurance concerns but includes no Japanese firms. As interest rates have fallen, stock markets have risen, with bank stocks a prime beneficiary. The top holdings in this sector are not household names necessarily but those that we feel have the best prospects for growth, such as Anglo Irish Bank in Ireland. The consumer staples sector is our second largest and is comprised of companies such as Benckiser in the Netherlands and Henkel in Germany. Our third-largest sector, utilities and communications, features stocks such as Telecomunicacoes Brasileiras (Telebras), which is benefiting from deregulation and privatization in Brazil.

Slightly less than 10% of assets are invested in basic materials. Here we've focused on European specialty chemical companies in the midst of a wave of consolidation and restructuring that is benefiting their stock prices. Some of the biggest names include Akzo Nobel and Ciba Specialty. A recent example of the consolidation going on in this market is Akzo Nobel's proposed acquisition of Courtalds, a British chemical company. Today, Akzo Nobel is growing faster than many of it peers, and its stock is trading at a discount when compared to its earnings growth rate.

Technology is our fifth-largest sector and represents a little less than 9% of assets. Our investments here are concentrated mostly in Japanese companies that serve global markets, such as Sony and Canon. These stocks are more keyed to what's happening in the world than to their own economy.

Emerging markets, which had been doing well prior to the Asian crisis, took a big hit in the wake of that crisis and were responsible for the Series' underperformance in comparison to the MSCI EAFE Index, which does not include emerging markets. The Asian turmoil has been compounded by Japan's currency problems. As a result, the Series is making only focused investments in Japan and is underweighted in the region compared to the MSCI EAFE Index. Our emerging market stock holdings had been heaviest in India and China, both of which experienced severe difficulties. Beginning in late 1997, we have adjusted the portfolio to take advantage of better value in South Africa, Mexico, and Brazil.

Regarding the Asian economic turmoil, we believe the situation will stabilize in two or three years. Whether Asian economies stabilize at high or low levels, however, is too difficult to call right now. We continue to invest in stocks of companies that we think have good business models and that can survive political and local economic shocks. Unfortunately, most of the countries in Southeast Asia don't have many companies that meet that test. Indonesia is a perfect example. Its market is depressed, its currency is unstable, and the cost to hedge (to eliminate currency risk) is high.

Massachusetts Investors Growth Stock Series

The Series commenced operations on May 6, 1998, and from that date through June 30, 1998, provided a total return of 6.20%.

The Series seeks companies that have strong sales growth and that do not depend on pricing power to boost earnings, as well as companies whose growth patterns can overcome obstacles such as the Asian turmoil. In isolated sectors such as technology Asia has had an impact, but, in general, our stocks have seen little effect from Asia.

Technology is the Series' largest sector weighting and includes Microsoft, Computer Associates, and Cisco Systems. Financial services, the next-largest sector, continues to be a strong industry. Low inflation, driven by the currency crisis in Asia, and stable or declining interest rates help this industry. Holdings here include asset gatherers such as Morgan Stanley, Dean Witter and Franklin Resources that stand to benefit from people's saving and investing for retirement.

The Series also has holdings in retailing, which is benefiting from a strong consumer sector and consolidation, and in pharmaceuticals, a sector which continues to introduce new products at a great pace. For example, more people are taking cholesterol-lowering drugs, and Bristol-Myers Squibb, which makes one of the best-selling drugs in this area, is a big position in the Series.

Looking ahead, we continue to be optimistic about the market. Earnings drive stock prices, and the earnings for the companies we own continue to be favorable because they're in strong industries, they have strong positions in those industries, and they have strong product cycles. A global recession that affects the earnings power of these companies could reverse that earnings trend, but we don't anticipate such a reversal in the foreseeable future. There are signs of a slowdown but, because of their unique positions, the companies we own are staying ahead of it.

New Discovery Series

The Series commenced operations on May 6, 1998, and from that date through June 30, 1998, provided a total return of 5.20%.

The portfolio invests in small-capitalization companies that we believe are positioned to become major enterprises over a period of three-to-five years based on their abilities to produce sustainable and predictable growth in sales, revenues, and earnings. In choosing stocks, we are careful to assure that the prices we're paying are in line with the companies' actual fundamental strengths and long-term growth prospects. We seek companies that are enjoying growth driven by innovation and creativity rather than by the temporary boost of a booming economy.

When investing in smaller companies, thorough research is essential because smaller companies are generally followed on Wall Street by fewer analysts than are larger corporations. Simply put, the depth of information about any small company that is available to investors is limited. Our staff of more than 30 research analysts helps us gain an informational edge that enables us to discover promising young stocks early.

Much of the economic growth in the United States has been driven by technology companies. Technology stocks comprise about 23% of the equities in the portfolio and, in choosing investments here, we seek out stocks that, spurred by the growing demand for all types of technology, we believe can sustain long-term growth. We are holders of PMC-Sierra, for example, which makes an integrated circuit for transmitting voice and data over a wide area. This company is benefiting from the Internet boom and the growing demand for multimedia applications. The company's high margins, leading market share, and ability to compete effectively in a fast-growing market sector have made it an attractive investment for the portfolio.

Another stock that is a byproduct of the growth of technology in our lives is Learning Tree International. Learning Tree provides information technology training to technology professionals. The pace of change in technology is so rapid that even professionals can find their skills becoming obsolete. We owned the stock at its initial public offering and it performed exceptionally well in the months following, driven by great demand for training on Microsoft's then-leading edge version of Windows NT. As that product cycle ran its course, we sold the companies stock because our research indicated that the company couldn't sustain its lofty valuations, despite its underlying fundamental strength. It remains a leader in a vibrant market and is investing to extend that leadership. We feel the stock is now attractively priced, and we are adding to our position because we expect solid long-term earnings growth and believe the company's franchise is strong.

Another stock that we feel is particularly promising is TMP Worldwide, which runs a Web site on the Internet called The Monster Board. The Monster Board is the biggest online meeting place for job seekers and employers. TMP is leveraging its leadership in Yellow Pages and recruitment advertising to create a successful online business.

One of the stocks that we find most attractive in the portfolio is Catalina Marketing, which runs a network that issues instant coupons at supermarket checkouts. The company has long-term contracts with about 1,100 supermarkets in the United States. As a customer's goods are scanned, the Catalina system identifies the customer as a potential target for coupons for complementary or competitive products. The system then issues an appropriate coupon at the register.

Finally, as we approach the end of the century, our investment decisions must take into account the looming Year 2000 problem for makers and consumers of technology. This issue presents both an opportunity and a risk. We do not invest in companies whose main line of business is fixing Year 2000 problems because this will only provide them with short-term earnings growth that will likely disappear after the turn of the century. However, companies that can use their Year 2000 expertise as an entree and a proving ground for additional work are better candidates for the portfolio. At the same time, the Year 2000 problem creates a potential investment risk for companies that rely heavily on older-generation computer systems. These companies will need to spend vast amounts of time and money to update their software. We are carefully reviewing the action plans of portfolio companies that might be vulnerable to this risk.

Globally, the Asian crisis has had little impact on the portfolio, as most of the companies we invest in are focused on selling products and services to the U.S. economy. Any damage to the portfolio has been more a reflection of investor psychology than any real fundamental change. In Europe, while few companies are dependent on international trade, the reduction of trade barriers between European nations could help smaller companies sell globally earlier in their life cycles. This could help their markets expand and their earnings grow.

Research Growth and Income Series

For the six months ended June 30, 1998, the Series provided a total return of 17.03%, which compares to a 17.71% return for the S&P 500.

The portfolio's slight underperformance relative to the S&P 500 over the past six months can be attributed to our underweightings in the health care and technology sectors, both of which performed very well. Additionally, the Series was overweighted in the financial services sector, in which some stocks underperformed relative to the market.

The sector weightings within the Series have not shifted a great deal since the end of 1997, as the analysts continue to believe in the long-term performers in which the portfolio is currently invested. The only dramatic shift came in the consumer staples sector, which was reduced to 4.4% as we sold off positions in Coca-Cola and Philip Morris. Our food and beverage analyst was concerned that Coca-Cola's significant Asian exposure could have negative implications for the company, and that the demise of the congressional tobacco settlement created potential legislative uncertainty and difficulties for Philip Morris.

Financial services remains the largest sector in the Series because our analysts believe that companies will continue to benefit from the corporate cost-cutting, consolidation, slow growth, and low inflation taking place in the sector. Top performers in this industry over the past six months included Chase Manhattan, Nationwide Financial Services, BankBoston, Comerica, and First Union.

The Series' second-largest sector is health care, which we regard as a strong growth area of the economy. Within this sector, the portfolio is overweighted in medical services and managed care companies such as United Healthcare, HBO & Co., and Tenet Healthcare, as well as in pharmaceutical companies. In the managed care industry, our analysts believe that after years of poor pricing the cycle has finally turned and should translate into substantial growth in gross margins for these companies over the next two to three years. Our pharmaceutical analyst continues to look for companies that are focused on new product development and feature strong growth, such as Bristol-Myers Squibb and American Home Products. All of these health care companies performed very well over the first six months of 1998.

The most significant underweighting in the portfolio is technology, a sector in which our analysts have focused on only those companies that have dominant positions within their industries, such as Microsoft, IBM, and Cisco Systems. We will continue to search for companies that participate in markets that avoid commodity pricing and in which proprietary expertise is a major differentiator. In these areas demand has remained strong, and we have found strong growth opportunities. Microsoft continues to be the largest single holding in the portfolio and performed very well over the past six months, during which the company introduced new products and posted strong earnings.

Going forward, the short-term market outlook appears to call for more modest returns than we've seen in the recent past. In this environment, stock-picking, rather than a focus on the overall market, has become a key to long-term investment performance. It appears that selected companies in the technology, financial services, and health care industries still have reasonable valuations and strong opportunities for long-term growth and superior investment returns. The Series will seek to take advantage of a favorable business climate to add attractively valued companies to the portfolio.

Research International Series

The Series commenced operations on May 6, 1998, and from that date through June 30, 1998, provided a total return of -0.80%.

The Series is a growth-oriented "best ideas" portfolio of stocks of companies located around the world. The Series invests at least 65% of assets primarily in well-established companies whose principal activities are outside the United States. The Series may invest 25% of assets in companies located in emerging markets. Investments in foreign and emerging markets may provide superior returns but also involve greater risk than U.S. investments.

The basic premise of the investment process is to give our team of more than 30 analysts, who are experts in particular sectors or areas of the world, the freedom to invest in their best ideas. The committee of analysts meets on a weekly basis to discuss the current investment environment and to evaluate proposed changes to the portfolio. New ideas are presented by individual analysts and are critically evaluated by the committee. Ideas approved by a majority of the committee are included in the portfolio and, if necessary, a corresponding sale of another stock is agreed upon to keep the portfolio at a manageable number of investments. The overriding goal is to make sure that at any given point in time the portfolio includes only the best ideas of each analyst. Regional or sector weightings are more a product of our research-intensive, bottom-up approach to stock-picking than of asset allocation based on a top-down view of geographic regions. In other words, we pick quality stocks rather than try to guess where the next hot market will be.

Europe is in the early stages of a growth cycle similar to what the United States has experienced. In Europe earnings growth is accelerating, while growth is slowing in the United States. In addition, European companies have begun to restructure, outsource, and create greater corporate efficiencies, which has added steam to corporate earnings growth. Europe looks like it is headed toward a "virtuous cycle" that would result in higher consumer confidence, higher employment, and strong demand, just like the current U.S. situation. Europe is earlier in the cycle than the United States is; therefore, we think it may be able to sustain this growth rate over the next few years. To eliminate the differences in accounting for corporate earnings, we look at the cash flows companies generate in relation to their stock prices. Based on that equation, European stocks are generally cheaper than their counterparts in the United States and have high growth rates.

The first phase of European monetary union (EMU) will extend the growth trend by eliminating currency issues from trade and introducing new competitive pressures for countries in the region. The cost of doing business in EMU countries will become more standardized, sparking increased competition that should further drive the restructuring and outsourcing trends.

Regarding emerging market investments, specifically Asia, we believe the situation will stabilize in two or three years. Whether Asian economies stabilize at high or low levels, however, is too difficult to call right now. We continue to invest in stocks of companies that we think have good business models and that can survive political and local economic shocks. For example, the Japanese company Sony is a top 10 holding because it serves global markets and its stock performance is more keyed to what's happening in the world than to its own economy.

In Latin America, telecommunications companies such as Telecomunicacoes Brasileiras (Telebras) remain attractive given the low penetration rates of phone service in the region, the pent-up demand for modern telecommunications services, and the potential for efficiency improvements within those companies.

Some of the Series' other best ideas in Europe include Henkel, a German firm that is in the process of reinventing itself by divesting of noncore businesses in order to focus on its strength in chemicals and consumer products. The company's cost-cutting should lead to increased efficiency and a stronger balance sheet, and these improvements have been reflected in the share price. Another important holding is ING, a Dutch financial services company. Banks and insurance companies are consolidating across Europe and ING is a major player in this process. Through consolidation, ING is building a Global franchise with excellent prospects for revenue growth and cost containment. SEMA, a U.K.-based information technology firm, is helping companies improve their computer and networking infrastructures by exploiting the trend to outsourcing, by which companies look to outside vendors to manage their technology needs. In helping European companies prepare to compete more effectively in the global economy, SEMA has been a strong performer for the portfolio.

The Series will continue to seek fundamentally strong companies to add throughout the year. The portfolio continues to be based upon the research analysts' best ideas within their industries or regional areas of expertise. Because we rely on careful, in-depth fundamental analysis of companies' growth prospects, our regional weightings will be driven by the quality of individual stocks in any geographical area.

                               -----------------

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Performance Summary

Because MFS(R)/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods.

   Average Annual and Cumulative Total Rates of Return through June 30, 1998

Capital Opportunities Series

                                    6 Months       1 Year      10 Years/Life*
-----------------------------------------------------------------------------
Cumulative Total Return             +18.90%        +34.87%         +66.99%
-----------------------------------------------------------------------------
Average Annual Total Return             --         +34.87%         +28.05%
-----------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, June 3, 1996, through June 30, 1998.


Equity Income Series

                             10 Years/Life*
-------------------------------------------
Cumulative Total Return           -0.30%
-------------------------------------------

*For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1998.


International Growth Series(1)

                                  6 Months       1 Year     10 Years/Life*
--------------------------------------------------------------------------
Cumulative Total Return            +8.42%        +2.68%         +4.83%
--------------------------------------------------------------------------
Average Annual Total Return           --         +2.68%         +2.30%
--------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, June 3, 1996, through June 30, 1998.


Massachusetts Investors Growth Stock Series

                             10 Years/Life*
-------------------------------------------
Cumulative Total Return           +6.20%
-------------------------------------------

*For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1998.

New Discovery Series(2)

                             10 Years/Life*
-------------------------------------------
Cumulative Total Return           +5.20%
-------------------------------------------

*For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1998.


Research Growth and Income Series

                                    6 Months        1 Year     10 Years/Life*
-----------------------------------------------------------------------------
Cumulative Total Return             +17.03%        +26.43%         +28.97%
-----------------------------------------------------------------------------
Average Annual Total Return             --         +26.43%         +25.21%
-----------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, May 13, 1997, through June 30, 1998.


Research International Series(1)

                             10 Years/Life*
-------------------------------------------
Cumulative Total Return           -0.80%
-------------------------------------------

*For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1998.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

(1) Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

(2) Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility.

Portfolio of Investments -- June 30, 1998
Capital Opportunities Series
Stocks -- 89.9%

Issuer                                                                            Shares              Value
U.S. Stocks -- 76.1%
Aerospace -- 0.5%
Raytheon Co., "A" ......................................................           13,500         $    777,937
                                                                                                  ------------
Airlines -- 0.2%
Southwest Airlines Co. .................................................           12,900         $    382,163
                                                                                                  ------------
Automotive -- 0.1%
Hayes Lemmerz International, Inc.*......................................            3,700         $    147,075
                                                                                                  ------------
Banks and Credit Companies -- 3.8%
Fleet Financial Group, Inc. ............................................           18,269         $  1,525,461
National City Corp. ....................................................           21,800            1,547,800
PNC Bank Corp. .........................................................           26,200            1,409,888
Wells Fargo & Co. ......................................................            3,982            1,469,358
                                                                                                  ------------
                                                                                                  $  5,952,507
                                                                                                  ------------
Business Machines -- 0.8%
Affiliated Computer Services,
  Inc., "A"* ...........................................................           32,400         $  1,247,400
                                                                                                  ------------
Business Services -- 2.3%
Ceridian Corp.* ........................................................           14,500         $    851,875
Computer Sciences Corp. ................................................           29,500            1,888,000
Galileo International, Inc. ............................................           17,800              802,112
                                                                                                  ------------
                                                                                                  $  3,541,987
                                                                                                  ------------
Cellular Telephones -- 0.9%
Century Telephone Enterprises, Inc. ....................................           30,450         $  1,396,894
                                                                                                  ------------
Chemicals -- 0.5%
Cambrex Corp. ..........................................................           29,944         $    786,030
                                                                                                  ------------
Computer Software -- Systems -- 4.4%
Computer Associates
  International, Inc. ..................................................           63,236         $  3,513,550
Oracle Corp.* ..........................................................           67,200            1,650,600
Synopsys, Inc.* ........................................................           36,128            1,652,856
                                                                                                  ------------
                                                                                                  $  6,817,006
                                                                                                  ------------
Construction Services -- 0.9%
Martin Marietta Materials, Inc. ........................................           29,650         $  1,334,250
                                                                                                  ------------
Consumer Goods and Services -- 9.0%
Black & Decker Corp. ...................................................           20,300         $  1,238,300
Hertz Corp., "A" .......................................................            8,100              358,931
Philip Morris Cos., Inc. ...............................................           30,989            1,220,192
Tyco International Ltd. ................................................          179,506           11,308,879
                                                                                                  ------------
                                                                                                  $ 14,126,302
                                                                                                  ------------
Containers -- 1.0%
Stone Container Corp.* .................................................          101,054         $  1,578,969
                                                                                                  ------------
Electrical Equipment -- 1.3%
Cooper Industries, Inc. ................................................           24,000         $  1,318,500
GTECH Holdings Corp.* ..................................................           20,000              673,750
                                                                                                  ------------
                                                                                                  $  1,992,250
                                                                                                  ------------
Electronics -- 1.2%
Analog Devices, Inc.* ..................................................           44,480         $  1,092,540
Lattice Semiconductor Corp.* ...........................................           25,400              721,519
                                                                                                  ------------
                                                                                                  $  1,814,059
                                                                                                  ------------
Energy -- 0.5%
BJ Services Co.* .......................................................           26,600         $    773,063
                                                                                                  ------------
Entertainment -- 3.5%
Casino America, Inc.* ..................................................            9,400         $     32,900
Citadel Communications Corp. ...........................................            1,400               22,400
Gemstar International Group Ltd.* ......................................            6,500              243,344
Harrah's Entertainment, Inc.* ..........................................          146,064            3,395,988
Jacor Communications, Inc.* ............................................           14,700              867,300
Mediaone Group, Inc.* ..................................................           16,300              716,181
Telemundo Group, Inc.* .................................................            6,465              275,167
                                                                                                  ------------
                                                                                                  $  5,553,280
                                                                                                  ------------


Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Financial Institutions -- 2.0%
Federal Home Loan Mortgage Corp. .......................................           66,333         $  3,121,797
                                                                                                  ------------
Food and Beverage Products -- 4.1%
Archer-Daniels-Midland Co. .............................................           37,600         $    728,500
Bestfoods Co. ..........................................................           25,400            1,474,787
Beverly Enterprises, Inc.* .............................................           92,200            1,273,512
Cordant Technologies, Inc. .............................................           18,990              875,914
McCormick & Co., Inc. ..................................................           14,800              528,638
Nabisco Holdings Corp., "A" ............................................           21,000              757,313
Whitman Corp. ..........................................................           30,700              704,181
                                                                                                  ------------
                                                                                                  $  6,342,845
                                                                                                  ------------
Insurance -- 7.0%
Annuity and Life Re Holdings Ltd.*......................................           48,000         $  1,062,000
CIGNA Corp. ............................................................           19,843            1,369,167
ESG Re Ltd. ............................................................           59,400            1,284,525
Hartford Financial Services
  Group, Inc. ..........................................................            6,915              790,903
LaSalle Reassurance Holdings Ltd. ......................................           18,800              712,050
Life Re Corp. ..........................................................            9,200              762,450
Lincoln National Corp. .................................................            8,409              768,372
Nationwide Financial Services,
  Inc., "A" ............................................................           31,600            1,611,600
Reliastar Financial Corp. ..............................................           36,899            1,771,152
Travelers Group, Inc. ..................................................           12,300              745,688
                                                                                                  ------------
                                                                                                  $ 10,877,907
                                                                                                  ------------
Machinery -- 0.3%
Lear Corp.* ............................................................            9,900         $    507,994
                                                                                                  ------------
Medical and Health Products -- 0.2%
Datascope Corp.* .......................................................           13,900         $    369,219
                                                                                                  ------------
Medical and Health Technology
  and Services -- 6.6%
Columbia/HCA Healthcare Corp. ..........................................           83,400         $  2,429,025
MedPartners, Inc.* .....................................................          144,900            1,159,200
Mid Atlantic Medical Services, Inc.*....................................           67,200              772,800
Tenet Healthcare Corp.* ................................................           49,170            1,536,563
United Healthcare Corp. ................................................           44,923            2,852,610
Wellpoint Health Networks, Inc., "A"*...................................           21,500            1,591,000
                                                                                                  ------------
                                                                                                  $ 10,341,198
                                                                                                  ------------
Oil Services -- 0.8%
EVI Weatherford, Inc.* .................................................           35,120         $  1,303,830
                                                                                                  ------------
Oils -- 0.8%
Enron Oil & Gas Co. ....................................................           58,265         $  1,179,866
                                                                                                  ------------
Pollution Control -- 1.3%
Republic Services, Inc. ................................................           13,800         $    331,200
Waste Management, Inc. .................................................           46,300            1,620,500
                                                                                                  ------------
                                                                                                  $  1,951,700
                                                                                                  ------------
Printing and Publishing -- 0.2%
Scripps (E.W.) Howard, Inc. ............................................            5,600         $    306,950
                                                                                                  ------------
Railroads -- 0.4%
Wisconsin Central
  Transportation Corp.* ................................................           28,430         $    621,906
                                                                                                  ------------
Restaurants and Lodging -- 3.3%
Outback Steakhouse, Inc.* ..............................................            7,800         $    304,200
Promus Hotel Corp.* ....................................................          126,832            4,883,032
                                                                                                  ------------
                                                                                                  $  5,187,232
                                                                                                  ------------
Special Products and Services -- 0.2%
Newport News Shipbuilding, Inc. ........................................           10,027         $    268,222
                                                                                                  ------------

                                                                           7-COS

Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Stores -- 3.9%
Office Depot, Inc.* ....................................................           11,600         $    366,125
Rite Aid Corp. .........................................................           93,160            3,499,322
Sears, Roebuck & Co. ...................................................           36,600            2,234,888
                                                                                                  ------------
                                                                                                  $  6,100,335
                                                                                                  ------------
Supermarkets -- 6.2%
Giant Food Inc., "A" ...................................................           38,100         $  1,640,681
Meyer (Fred), Inc.* ....................................................          129,500            5,503,750
Safeway, Inc.* .........................................................           63,374            2,578,530
                                                                                                  ------------
                                                                                                  $  9,722,961
                                                                                                  ------------
Telecommunications -- 7.9%
American Tower Corp., "A"* .............................................           90,929         $  2,267,542
Cellular Communications
  International* .......................................................          109,122            5,442,460
Global TeleSystems Group, Inc.* ........................................           30,900            1,506,375
Intermedia Communications, Inc.* .......................................           19,800              830,362
L-3 Communications Holding, Inc.*.......................................              300                9,806
Sprint Corp. ...........................................................           31,662            2,232,171
                                                                                                  ------------
                                                                                                  $ 12,288,716
                                                                                                  ------------
  Total U.S. Stocks .........................................................................     $118,713,850
                                                                                                  ------------
Foreign Stocks -- 13.8%
Australia -- 0.6%
News Corporation Ltd. (Multimedia)......................................           28,200         $    905,925
                                                                                                  ------------
Bermuda -- 2.0%
Ace Ltd. ...............................................................           40,500         $  1,579,500
Exel Ltd., (Insurance) .................................................           20,300            1,579,594
                                                                                                  ------------
                                                                                                  $  3,159,094
Canada -- 0.8%
Canadian National Railway Co.
  (Railroads) ..........................................................           22,566         $  1,198,819
                                                                                                  ------------
France -- 3.3%
Alcatel Alsthom Compagnie
  (Telecommunications) .................................................            9,877         $  2,008,190
Sanofi S.A.
  (Medical and Health Products) ........................................           26,800            3,147,213
                                                                                                  ------------
                                                                                                  $  5,155,403
                                                                                                  ------------
Germany -- 0.7%
Henkel KGaA (Chemicals) ................................................            4,543         $    448,893
Wella AG (Cosmetics) ...................................................              581              649,665
                                                                                                  ------------
                                                                                                  $  1,098,558
                                                                                                  ------------
Hong Kong -- 0.4%
Cafe De Coral Holding Co.
  (Restaurants and Lodging) ............................................          551,000         $    188,492
Dah Sing Financial Group
  (Banks and Credit Cos.) ..............................................          129,200              150,106
Liu Chong Hing Bank
  (Banks and Credit Cos.) ..............................................          185,000              157,620
Wing Hang Bank Ltd.
  (Banks and Credit Cos.) ..............................................          127,500              170,351
                                                                                                  ------------
                                                                                                  $    666,569
                                                                                                  ------------
Italy -- 0.8%
Telecom Italia S.p.A.
  (Telecommunications) .................................................          247,900         $  1,199,089
                                                                                                  ------------
Malaysia
New Straits Times Press Berhad
  (Printing and Publishing) ............................................          147,000         $     54,940
Tanjong PLC (Entertainment) ............................................           21,000               29,305
                                                                                                  ------------
                                                                                                  $     84,245
                                                                                                  ------------

Issuer                                                                            Shares              Value
Foreign Stocks --continued
Netherlands -- 2.4%
Akzo Nobel N.V. (Chemicals) ............................................            6,863         $  1,523,913
Benckiser N.V., "B"
  (Consumer Goods and Services)* .......................................           15,420              947,234
Elsag Bailey Process Automation
  N.V. (Machinery)* ....................................................           51,900            1,248,843
                                                                                                  ------------
                                                                                                  $  3,719,990
                                                                                                  ------------
Portugal -- 0.6%
Banco Pinto & Sotto Mayor, S.A.
  (Banks and Credit Cos.)[dbldag] ......................................           48,670         $  1,004,292
                                                                                                  ------------
Singapore -- 0.2%
Hong Leong Finance Ltd. (Finance)+ .....................................          149,800         $    122,904
Overseas Union Bank (Finance) ..........................................           56,000              123,186
                                                                                                  ------------
                                                                                                  $    246,090
                                                                                                  ------------
South Korea -- 0.2%
SK Telecom Ltd.
  (Telecommunications) .................................................              442         $    200,223
SK Telecom Ltd., ADR
  (Telecommunications) .................................................           10,178               56,615
                                                                                                  ------------
                                                                                                  $    256,838
                                                                                                  ------------
United Kingdom -- 1.8%
Booker PLC (Food -- Wholesale) .........................................          133,100         $    548,367
British Petroleum PLC, ADR (Oils) ......................................           18,253            1,610,827
LucasVarity PLC (Automotive) ...........................................          181,500              720,527
                                                                                                  ------------
                                                                                                  $  2,879,721
                                                                                                  ------------
  Total Foreign Stocks ........................................................................   $ 21,574,633
                                                                                                  ------------
  Total Stocks
    (Identified Cost, $122,863,361) ...........................................................   $140,288,483
                                                                                                  ------------
Short-Term Obligations -- 10.1%
                                                                              Principal Amount
                                                                                (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 8/06/98 ...................................................         $  5,200         $  5,171,764
Federal National Mortgage Assn.,
  due 7/15/98 ..........................................................            4,600            4,590,268
Student Loan Marketing Assn.,
  due 7/01/98 ..........................................................            6,000            6,000,000
                                                                                                  ------------
  Total Short-Term Obligations, at Amortized Cost .............................................   $ 15,762,032
                                                                                                  ------------
  Total Investments
    (Identified Cost, $138,625,393) ...........................................................   $156,050,515

Other Assets,
  Less Liabilities                                                                                      63,286
                                                                                                  ------------
  Net Assets -- 100.0% ........................................................................   $156,113,801
                                                                                                  ============

           See portfolio footnotes and notes to financial statements

8-COS

Portfolio of Investments -- June 30, 1998
Equity Income Series
Stocks -- 86.8%

Issuer                                                                              Shares                Value
U.S. Stocks -- 75.4%
Aerospace -- 2.0%
Allied Signal, Inc. ......................................................             181               $ 8,032
General Dynamics Corp. ...................................................             253                11,765
Lockheed-Martin Corp. ....................................................             141                14,928
Raytheon Co., "A" ........................................................              39                 2,247
                                                                                                         -------
                                                                                                         $36,972
                                                                                                         -------
Automotive -- 1.4%
TRW, Inc. ................................................................             458               $25,018
                                                                                                         -------
Banks and Credit Companies -- 3.0%
Bank of New York, Inc. ...................................................             143               $ 8,678
Compass Bancshares, Inc. .................................................              79                 3,565
National City Corp. ......................................................             275                19,525
PNC Bank Corp. ...........................................................             409                22,010
                                                                                                         -------
                                                                                                         $53,778
                                                                                                         -------
Building -- 0.7%
Sherwin Williams Co. .....................................................             378               $12,521
                                                                                                         -------
Business Machines -- 0.8%
International Business
  Machines Corp. .........................................................             130               $14,926
                                                                                                         -------
Business Services -- 1.0%
First Data Corp. .........................................................             551               $18,355
                                                                                                         -------
Cellular Telephones -- 0.4%
Century Telephone Enterprises, Inc. ......................................             150               $ 6,881
                                                                                                         -------
Conglomerate -- 0.6%
Eastern Enterprises ......................................................             261               $11,190
                                                                                                         -------
Consumer Goods and Services -- 4.2%
International Flavours ...................................................             325               $14,117
Kimberly-Clark Corp. .....................................................             358                16,423
Philip Morris Cos., Inc. .................................................             553                21,775
Rubbermaid, Inc. .........................................................             652                21,638
Tyco International Ltd. ..................................................              22                 1,386
                                                                                                         -------
                                                                                                         $75,339
                                                                                                         -------
Electrical Equipment -- 1.5%
Cooper Industries, Inc. ..................................................              60               $ 3,296
General Electric Co. .....................................................             199                18,109
Hubbell, Inc. ............................................................             126                 5,245
                                                                                                         -------
                                                                                                         $26,650
                                                                                                         -------
Entertainment -- 1.0%
Viacom, Inc., "B"* .......................................................             311               $18,116
                                                                                                         -------
Financial Institutions -- 0.7%
Federal Home Loan Mortgage Corp. .........................................             282               $13,272
                                                                                                         -------
Food and Beverage Products -- 3.5%
Archer-Daniels-Midland Co. ...............................................           1,183               $22,920
Hormel Foods Corp. .......................................................             693                23,952
Nabisco Holdings Corp., "A" ..............................................             147                 5,301
Smucker J M Co. ..........................................................             466                11,359
                                                                                                         -------
                                                                                                         $63,532
                                                                                                         -------
Forest and Paper Products -- 0.8%
Union Camp Corp.(2).......................................................             275               $13,647
                                                                                                         -------
Insurance -- 10.8%
American General Corp. ...................................................             271               $19,292
Chubb Corp. ..............................................................             193                15,512
CIGNA Corp. ..............................................................             260                17,940
Equitable Cos., Inc. .....................................................             259                19,409
Hartford Financial Services
  Group, Inc. ............................................................             150                17,156
Jefferson Pilot Corp. ....................................................             322                18,656
Lincoln National Corp. ...................................................             199                18,184
ReliaStar Financial Corp. ................................................             186                 8,928


Issuer                                                                              Shares                Value
U.S. Stocks -- continued
Insurance -- continued
Torchmark Corp. ..........................................................             578               $ 26,443
Transamerica Corp. .......................................................             282                 32,465
                                                                                                         --------
                                                                                                         $193,985
                                                                                                         --------
Machinery -- 1.1%
Federal Signal Corp. .....................................................             804               $ 19,547
                                                                                                         --------
Medical and Health Products -- 2.0%
American Home Products Corp. .............................................             205               $ 10,609
Bristol-Myers Squibb Co. .................................................             219                 25,171
                                                                                                         --------
                                                                                                         $ 35,780
                                                                                                         --------
Oil Services -- 1.0%
Valero Energy Corp. ......................................................             549               $ 18,254
                                                                                                         --------
Oils -- 6.9%
Amoco Corp. ..............................................................             457               $ 19,023
Atlantic Richfield Co. ...................................................             231                 18,047
Exxon Corp. ..............................................................             361                 25,744
Mobil Corp. ..............................................................             219                 16,781
Texaco, Inc. .............................................................             280                 16,712
Unocal Corp. .............................................................             338                 12,083
USX-Marathon Group .......................................................             495                 16,985
                                                                                                         --------
                                                                                                         $125,375
                                                                                                         --------
Printing and Publishing -- 0.4%
Gannett Co., Inc. ........................................................              91               $  6,467
                                                                                                         --------
Real Estate Investment Trusts -- 2.4%
Federal Realty Investment Trust ..........................................              73               $  1,756
Highwoods Properties, Inc. ...............................................              47                  1,519
Kilroy Realty Corp. ......................................................             246                  6,150
Mid-America Apartment
  Communities, Inc. ......................................................              45                  1,184
Prime Group Realty Trust .................................................             534                  9,145
SL Green Realty Corp. ....................................................             532                 11,970
TriNet Corporate Realty Trust, Inc. ......................................             353                 12,002
                                                                                                         --------
                                                                                                         $ 43,726
                                                                                                         --------
Stores -- 2.9%
Penney (J.C.) Co. ........................................................             142               $ 10,269
Rite Aid Corp. ...........................................................             651                 24,453
Sears, Roebuck & Co. .....................................................             304                 18,563
                                                                                                         --------
                                                                                                         $ 53,285
                                                                                                         --------
Supermarkets -- 1.0%
Kroger Co.* ..............................................................             440               $ 18,865
                                                                                                         --------
Telecommunications -- 5.5%
Alltel Corp. .............................................................             406               $ 18,879
Bell Atlantic Corp. ......................................................             235                 10,722
GTE Corp. ................................................................             485                 26,978
SBC Communications, Inc. .................................................             374                 14,960
Sprint Corp. .............................................................             387                 27,284
                                                                                                         --------
                                                                                                         $ 98,823
                                                                                                         --------
Utilities -- Electric -- 9.6%
Houston Industries, Inc. .................................................             568               $ 17,537
Atmos Energy Corp. .......................................................             653                 19,917
Cinergy Corp. ............................................................             535                 18,725
Florida Progress Corp. ...................................................             440                 18,095
GPU, Inc. ................................................................             474                 17,923
Illinova Corp. ...........................................................             617                 18,510
Nevada Power Company .....................................................             879                 22,634
New Century Energies, Inc. ...............................................             282                 12,813
Nipsco Industries, Inc. ..................................................             309                  8,652
Scana Corp. ..............................................................             624                 18,603
                                                                                                         --------
                                                                                                         $173,409
                                                                                                         --------

                                                                           9-EIS

Issuer                                                      Shares                 Value
U.S. Stocks -- continued
Utilities -- Gas -- 10.2%
AGL Resources, Inc. ..............................              969             $   19,259
Coastal Corp. ....................................              296                 20,664
Colonial Gas Co. .................................              653                 18,692
Columbia Gas System, Inc. ........................              259                 14,407
Connecticut Energy Group .........................              684                 19,066
Consolidated Natural Gas Co. .....................              291                 17,133
Fall River Gas Co. ...............................              617                  8,947
KN Energy, Inc. ..................................               17                    921
Marketspan Corp.* ................................              336                 10,059
National Fuel Gas Co. ............................              510                 22,217
NICOR, Inc. ......................................              461                 18,498
UGI Corp. ........................................              559                 13,905
                                                                                ----------
                                                                                $  183,768
                                                                                ----------
  Total U.S. Stocks ...................................................         $1,378,673
                                                                                ----------
Foreign Stocks -- 11.4%
Bermuda -- 1.9%
Ace Ltd. (Insurance) .............................              465             $   18,135
Mid Ocean Ltd. (Insurance) .......................              219                 17,192
                                                                                ----------
                                                                                $   35,327
France -- 1.0%
Sanofi S.A.
  (Medical and Health Products) ..................              159             $   18,672
                                                                                ----------
Germany -- 1.3%
Bayer AG (Chemicals) .............................              284             $   14,683
Henkel KGaA (Chemicals) ..........................               87                  8,597
                                                                                ----------
                                                                                $   23,280
                                                                                ----------
Netherlands -- 2.4%
Akzo Nobel N.V. (Chemicals) ......................               57             $   12,657
Elsag Bailey Process Automation
  N.V. (Machinery)* ..............................              849                 20,429
ING Groep N.V.
  (Financial Services)* ..........................              156                 10,203
                                                                                ----------
                                                                                $   43,289
                                                                                ----------
Switzerland -- 0.6%
Nestle SA
  (Food and Beverage Products) ...................                5             $   10,706
                                                                                ----------
United Kingdom -- 4.2%
Booker PLC (Food -- Wholesale) ...................            3,577             $   14,737
British Petroleum PLC, ADR (Oils) ................              364                 32,123
Glaxo Wellcome PLC, ADR
  (Medical and Health Products) ..................              349                 20,874
Zeneca Group
  (Medical and Health Products) ..................              203                  8,709
                                                                                ----------
                                                                                $   76,443
                                                                                ----------
  Total Foreign Stocks ................................................         $  207,717
                                                                                ----------
  Total Stocks
    (Identified Cost, $1,568,505) .....................................         $1,569,198
                                                                                ----------
Convertible Preferred Stock -- 4.7%
U.S. Stocks -- 3.8%
Consumer Goods and Services -- 0.8%
Newell Financial Trust Co.* ......................               10             $      578
Newell Financial Trust I *## .....................              251                 14,495
                                                                                ----------
                                                                                $   15,073
                                                                                ----------
Food and Beverage Products -- 0.7%
Suiza Capital Trust II ## ........................              261             $   12,724
                                                                                ----------
Insurance -- 0.9%
Life Re Capital Trust II .........................              208             $   15,860
                                                                                ----------


Issuer                                                      Shares                 Value
U.S. Stocks -- continued
Telecommunications -- 0.9%
IXC Communications, Inc. ## ......................              337             $   16,176
                                                                                ----------
Utilities -- Electric -- 0.5%
Houston Industries, Inc.* ........................              121             $    9,014
                                                                                ----------
  Total U.S. Stocks ...................................................         $   68,847
                                                                                ----------
Foreign Stocks -- 0.9%
Switzerland -- 0.9%
Swiss Life Finance Ltd.
  (Insurance)## ..................................           13,000             $   15,470
                                                                                ----------
  Total Convertible Preferred Stock
    (Identified Cost, $83,142) ........................................         $   84,317
                                                                                ----------
Convertible Bond -- 0.6%
                                                         Principal Amount
                                                          (000 Omitted)
Business Machines -- 0.6%
Xerox Corp., 0s, 2018 ##
  (Identified Cost $11,440) ......................          $    20             $   11,400
                                                                                ----------
Rights -- 0.2%
                                                            Shares                 Value
Stores -- 0.2%
CVS Corp.*
  (Identified Cost, $2,938) ......................               40             $    3,053
                                                                                ----------
Short-Term Obligations -- 56.4%
                                                         Principal Amount
                                                          (000 Omitted)
Federal Farm Credit Bank,
  due 7/06/98 ....................................          $   100             $   99,924
Federal Home Loan Bank,
  due 7/08/98 ....................................              100                 99,892
Federal Home Loan Mortgage
  Corp., due 8/06/98 .............................              220                218,805
Student Loan Marketing Assn.,
  due 7/01/98 ....................................              600                600,000
                                                                                ----------
  Total Short-Term Obligations, at Amortized Cost .....................         $1,018,621
                                                                                ----------
  Total Investments
    (Identified Cost, $2,684,646 ) ....................................         $2,686,589
Other Assets,
  Less Liabilities -- (48.7)%                                                     (880,136)
                                                                                ----------
  Net Assets -- 100.0% ..................................................       $1,806,453
                                                                                ==========

           See portfolio footnotes and notes to financial statements

10-EIS

Portfolio of Investments -- June 30, 1998
International Growth Series
Stocks -- 94.0%

Issuer                                                                            Shares                  Value
Argentina -- 0.5%
Siderca S.A. (Steel) ...................................................           33,000              $   56,108
Telecom S.A., ADR
  (Telecommunications) .................................................            4,000                 119,250
                                                                                                       ----------
                                                                                                       $  175,358
                                                                                                       ----------
Australia -- 2.6%
QBE Insurance Group Ltd.
  (Insurance) ..........................................................          145,318              $  512,974
Seven Network Ltd. (Entertainment)......................................           87,000                 261,852
Tab Ltd. (Gaming)* .....................................................           43,700                  64,411
                                                                                                       ----------
                                                                                                       $  839,237
                                                                                                       ----------
Brazil -- 3.1%
Centrais Eletricas Brasileiras S.A.,
  ADR (Utilities - Electric) ...........................................            4,050              $   59,171
Centrais Geradoras S.A.
  (Telecommunications)* ................................................              405                   2,936
Companhia Electrict est Rio de
  Janeiro (Utilities - Electric)* ......................................          312,000                 153,774
Companhia Paranaense de Energia,
  ADR (Utilities - Electric) ...........................................           18,600                 172,050
Light Service Electric S.A.
  (Utilities - Electric) ...............................................          124,000                  38,063
Petroleo Brasileiro S.A., Preferred
  (Oils) ...............................................................          802,000                 149,096
Telecomunicacoes Brasileiras S.A.,
  ADR (Telecommunications) .............................................            3,425                 373,967
Telecomunicacoes do Rio de
  Janeiro S.A.
  (Telecommunications)* ................................................          544,000                  40,924
Telecomunicacoes do Rio de
  Janeiro S.A., Preferred, "B"
  (Telecommunications)* ................................................          544,000                  32,358
                                                                                                       ----------
                                                                                                       $1,022,339
                                                                                                       ----------
Canada -- 4.0%
Canadian National Railway Co.
  (Railroads) ..........................................................           19,800              $1,051,875
Legacy Hotel Real Estate
  Investment Trust (Real Estate
  Investment Trust)*## .................................................            7,300                  42,705
T. Eaton Co., LTD. (Consumer
  Goods and Services)* .................................................           21,000                 213,630
                                                                                                       ----------
                                                                                                       $1,308,210
                                                                                                       ----------
Chile -- 1.0%
Chilectra S.A., ADR
  (Utilities - Electric) ...............................................           15,500              $  331,700
                                                                                                       ----------
China -- 0.6%
Huaneng Power International Inc.,
  ADR (Utilities - Electric)* ..........................................            6,900              $   92,719
Wuxi Little Swan Co., Ltd.
  (Appliances) .........................................................          101,000                  89,833
                                                                                                       ----------
                                                                                                       $  182,552
                                                                                                       ----------
Egypt -- 0.7%
Suez Cement Co. (Construction) .........................................            1,900              $   35,180
Suez Cement Co., GDR
  (Construction)## .....................................................           10,390                 188,579
                                                                                                       ----------
                                                                                                       $  223,759
                                                                                                       ----------
Finland -- 4.3%
Helsingin Puhelin Oyj
  (Telecommunications) .................................................            5,400              $  250,943
Huhtamaki Oy Group (Conglomerate) ......................................            3,900                 223,170
Pohjola Insurance Group (Insurance) ....................................            9,500                 472,637
TT Tieto Oy
  (Computer Software - Systems) ........................................            6,300                 478,760
                                                                                                       ----------
                                                                                                       $1,425,510
                                                                                                       ----------


Issuer                                                                            Shares                  Value
France -- 6.2%
Television Francaise (Entertainment) ...................................            3,700              $  572,615
Thomson CSF (Electronics) ..............................................            9,000                 341,895
Total S.A., "B" (Oils) .................................................            4,000                 519,283
Union des Assurances Federales
  S.A. (Insurance) .....................................................            3,900                 613,874
                                                                                                       ----------
                                                                                                       $2,047,667
                                                                                                       ----------
Germany -- 6.4%
Adidas-Salomon AG
  (Apparel and Textiles) ...............................................            1,850              $  322,073
Henkel KGaA (Chemicals) ................................................           10,200               1,007,861
SKW Trostberg AG .......................................................            6,000                 215,887
Wella AG (Cosmetics) ...................................................              500                 559,092
                                                                                                       ----------
                                                                                                       $2,104,913
                                                                                                       ----------
Greece -- 1.6%
Attica Enterprises S.A., GDR
  (Transportation) .....................................................           11,412              $  164,598
Hellenic Bottling (Beverages) ..........................................            4,300                 132,799
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) .................................................            9,444                 242,018
                                                                                                       ----------
                                                                                                       $  539,415
                                                                                                       ----------
Hong Kong -- 0.8%
Guangdong Kelon Electric Holdings
  (Consumer Goods and Services) ........................................           74,000              $   58,272
Li & Fung Ltd. (Wholesale) .............................................            8,000                  12,909
New World Development Co.
  (Real Estate)* .......................................................           25,000                  48,409
Peregrine Investment Holdings
  (Finance)* ...........................................................           49,000                       0
Wharf Holdings Ltd. (Real Estate)* .....................................           13,000                  12,838
Wing Hang Bank Ltd.
  (Banks and Credit Cos.) ..............................................           85,000                 113,567
                                                                                                       ----------
                                                                                                       $  245,995
                                                                                                       ----------
Hungary -- 0.4%
Richter Gedeon Rt.
  (Pharmaceuticals) ....................................................            1,615              $  129,743
                                                                                                       ----------
India -- 0.9%
Mahanagar Telephone Nigam Ltd.,
  GDR (Telecommunications)*## ..........................................            6,000              $   62,850
Reliance Industries Ltd.
  (Conglomerate)*## ....................................................           11,000                  70,400
State Bank of India (Banks and
  Credit Cos.) .........................................................            1,050                  12,075
State Bank of India, GDR
  (Bank and Credit Cos.)## .............................................            4,300                  49,450
Videsh Sanchar Nigam Ltd., GDR
  (Telecommunications)## ...............................................            8,290                  84,558
                                                                                                       ----------
                                                                                                       $  279,333
                                                                                                       ----------
Ireland -- 2.0%
Anglo Irish Bank Corp. PLC
  (Banks and Credit Cos.)* .............................................          250,294              $  672,160
                                                                                                       ----------
Israel -- 0.4%
Makhteshim-Agam Industries Ltd.
  (Chemicals)* .........................................................           39,190              $  124,798
                                                                                                       ----------
Italy -- 1.9%
Banca Carige S.p.A.
  (Banks and Credit Cos.) ..............................................           25,000              $  223,300
ERG S.p.A. (Oils)* .....................................................           53,000                 212,119
Telecom Italia Mobile S.p.A.
  (Telecommunications) .................................................           33,000                 201,636
                                                                                                       ----------
                                                                                                       $  637,055
                                                                                                       ----------

                                                                          11-IGS

Issuer                                                                            Shares                  Value
Japan -- 10.9%
Canon, Inc. (Office Equipment) .........................................           18,000              $  410,364
Eisai Co. Ltd. (Pharmaceuticals) .......................................           15,000                 205,182
Kinki Coca-Cola Bottling Co.
  (Beverages) ..........................................................            9,000                 109,430
Kirin Beverage Corp. (Beverages) .......................................           18,000                 339,364
Nitto Denko Corp. (Industrial Goods
  and Services) ........................................................            1,000                  15,090
NTT Data Corp.
  (Telecommunications) .................................................                8                 290,077
Osaka Sanso Kogyo Ltd.
  (Chemicals) ..........................................................           35,000                  72,194
Rohm Co. (Electronics) .................................................            2,000                 206,268
Sankyo Co. Ltd. (Pharmaceuticals).......................................            7,000                 160,093
Sony Corp. (Electronics) ...............................................            8,300                 717,848
Takeda Chemical Industries
  (Pharmaceuticals) ....................................................           12,000                 320,475
TDK Corp.
  (Special Products and Services) ......................................            3,000                 222,552
Tokyo Broadcasting System, Inc.
  (Entertainment) ......................................................           17,000                 190,707
Ushio, Inc. (Electronics) ..............................................           40,000                 318,448
                                                                                                       ----------
                                                                                                       $3,578,092
                                                                                                       ----------
Malaysia -- 1.1%
New Straits Times Press Berhad
  (Printing and Publishing) ............................................           68,000              $   25,414
Tanjong PLC (Entertainment) ............................................          232,000                 323,747
                                                                                                       ----------
                                                                                                       $  349,161
                                                                                                       ----------
Mauritius -- 0.3%
State Bank of Mauritius Ltd. (Banks
  and Credit Cos.) .....................................................          166,000              $  111,124
                                                                                                       ----------
Mexico -- 1.1%
Grupo Financiero Banamex, "B"
  (Finance)* ...........................................................           80,000              $  155,954
Grupo Television S.A. de C.V., GDR
  (Entertainment)* .....................................................            3,300                 124,163
Sanluis Corporacion S.A. de C.V.
  (Conglomerate) .......................................................           19,000                  74,078
                                                                                                       ----------
                                                                                                       $  354,195
                                                                                                       ----------
Netherlands -- 10.3%
Akzo Nobel N.V. (Chemicals) ............................................            4,900              $1,088,033
Benckiser N.V.
  (Consumer Goods and Services)*........................................           14,000                 860,005
IHC Caland N.V.
  (Marine Equipment)* ..................................................            3,459                 194,478
ING Groep N.V.
  (Financial Services)* ................................................            9,186                 600,823
Koninklijke Ahrend Groep N.V.
  (Consumer Goods and Services)*........................................            9,407                 306,715
Royal Dutch Petroleum Co. (Oils) .......................................            6,100                 337,874
                                                                                                       ----------
                                                                                                       $3,387,928
                                                                                                       ----------
Pakistan -- 0.1%
Hub Power Co. Ltd., GDR
  (Utilities - Electric) ...............................................            4,000              $   27,880
                                                                                                       ----------
Peru -- 1.3%
Ferreyros S.A. (Construction) ..........................................          159,000              $  214,821
Telefonica del Peru S.A., ADR
  (Telecommunications) .................................................           10,400                 212,550
                                                                                                       ----------
                                                                                                       $  427,371
                                                                                                       ----------


Issuer                                                                            Shares                  Value
Poland -- 0.8%
Bank Handlowy w Warszawie
  (Banks and Credit Cos.)+ .............................................            2,261              $   43,150
Bank Handlowy w Warszawie, GDR
  (Banks and Credit Cos.)## ............................................           11,600                 221,560
                                                                                                       ----------
                                                                                                       $  264,710
                                                                                                       ----------
Portugal -- 3.2%
Banco Espirito Santo e Comercial
  de Lisboa S.A. (Banks and Credit
  Cos.)* ...............................................................            1,657              $   49,707
Banco Pinto & Sotto Mayor, S.A.
  (Banks and Credit Cos.)[dbldag] ......................................           23,840                 491,932
Mota and Companhia S.A.
  (Construction) .......................................................            2,500                  42,183
Portugal Telecom S.A.
  (Utilities - Telephone) ..............................................            8,900                 471,208
                                                                                                       ----------
                                                                                                       $1,055,030
                                                                                                       ----------
Russia -- 0.6%
Lukoil Oil Co., ADR (Oils) .............................................              970              $   32,592
Rostelecom, ADR
  (Telecommunications)* ................................................            3,800                  50,825
Rostelecom, GDR
  (Telecommunications)* ................................................            2,100                  93,975
Unified Energy Systems, GDR
  (Utilities - Electric)* ..............................................            2,528                  32,611
                                                                                                       ----------
                                                                                                       $  210,003
                                                                                                       ----------
Singapore -- 1.2%
Hong Leong Finance Ltd. (Finance)+ .....................................           50,000              $   41,023
Overseas Union Bank (Finance) ..........................................          162,000                 356,361
                                                                                                       ----------
                                                                                                       $  397,384
                                                                                                       ----------
South Africa -- 1.2%
JD Group Ltd. (Stores)* ................................................           23,013              $  153,036
Real Africa Holdings Ltd.
  (Conglomerate)* ......................................................           67,767                 232,667
Real Africa Holdings Ltd., ADR
  (Conglomerate)* ......................................................            6,692                  12,380
                                                                                                       ----------
                                                                                                       $  398,083
                                                                                                       ----------
Spain -- 2.1%
Acerinox S.A. (Iron and Steel) .........................................            2,100              $  279,307
Repsol S.A. (Oils) .....................................................            7,200                 396,274
                                                                                                       ----------
                                                                                                       $  675,581
                                                                                                       ----------
Sweden -- 4.5%
Astra AB (Pharmaceuticals) .............................................           21,600              $  430,106
Saab AB, "B" (Aerospace)* ..............................................           48,000                 504,947
Skandia Forsakrings AB
  (Insurance) ..........................................................           14,600                 208,441
Volvo AB (Automobiles) .................................................           11,100                 330,150
                                                                                                       ----------
                                                                                                       $1,473,644
                                                                                                       ----------
Switzerland -- 4.0%
Barry Callebaut AG
  (Food Products)* .....................................................              500              $  107,850
Ciba Specialty AG (Chemicals) ..........................................            3,942                 506,401
Clariant AG (Chemicals) ................................................              580                 382,203
Novartis AG (Pharmaceuticals) ..........................................              190                 316,333
                                                                                                       ----------
                                                                                                       $1,312,787
                                                                                                       ----------
Taiwan -- 0.3%
Fubon Insurance Ltd., GDR
  (Insurance)*## .......................................................            5,900              $  102,512
                                                                                                       ----------

12-IGS

Issuer                                                                        Shares           Value
Thailand -- 0.1%
Thai Farmers Bank
  (Banks and Credit Cos.) ..............................................      35,000       $    31,042
                                                                                           -----------
Turkey -- 0.5%
Akbank (Banks and Credit Cos.)* ........................................   2,925,326       $    94,503
Akbank, Bonus Shares
  (Banks and Credit Cos.) ..............................................   2,548,303            82,324
                                                                                           -----------
                                                                                           $   176,827
                                                                                           -----------
United Kingdom -- 12.6%
ASDA Group PLC (Supermarkets) ..........................................     142,000       $   487,330
Avis Europe PLC (Auto Rental)## ........................................      73,000           330,383
British Aerospace PLC
  (Aerospace and Defense) ..............................................      87,596           670,646
British Petroleum PLC (Oils)* ..........................................      38,235           557,402
Diageo PLC
  (Food & Beverage Products) ...........................................      17,868           211,607
Kwik-Fit Holdings PLC
  (Automotive Repair Centers) ..........................................      29,500           239,141
Lloyds TSB Group PLC
  (Banks and Credit Cos.)* .............................................      26,516           370,858
LucasVarity PLC (Automotive) ...........................................     138,000           547,838
Next PLC (Retail) ......................................................      39,500           339,313
Tomkins PLC (Conglomerate) .............................................      74,000           401,463
                                                                                           -----------
                                                                                           $ 4,155,981
                                                                                           -----------
Venezuela -- 0.4%
Compania Anonima Nacional
  Telefonos de Venezuela, ADR
  (Telecommunications) .................................................       5,500       $   137,500
                                                                                           -----------
  Total Stocks
    (Identified Cost, $29,385,673) ..................................................      $30,916,579
                                                                                           -----------
Rights
Brazil
Telecomunicacoes do Rio de
  Janeiro (Telecommunications)
  (Identified Cost, $0) ................................................       4,906       $     --
                                                                                           -----------
Warrants
Hong Kong
Wharf Holdings (Real Estate)
  (Identified Cost, $0).................................................         650       $        30
                                                                                           -----------
Short-Term Obligations -- 7.3%
                                                                        Principal Amount
                                                                          (000 Omitted)
Federal Home Loan Bank,
  due 7/01/98 ..........................................................   $     220       $   220,000
Federal National Mortgage Assn.,
  due 7/01/98 - 7/07/98 ................................................       1,360         1,358,962
Student Loan Marketing Assn.,
  due 7/01/98 ..........................................................         830           830,000
                                                                                           -----------
  Total Short-Term Obligations, at Amortized Cost ...................................      $ 2,408,962
                                                                                           -----------
  Total Investments
    (Identified Cost, $31,794,635) ..................................................      $33,325,571
Other Assets,
  Less Liabilities -- (1.3)%                                                                  (423,920)
                                                                                           -----------
  Net Assets -- 100.0% ..............................................................      $32,901,651
                                                                                           ===========

           See portfolio footnotes and notes to financial statements

Portfolio of Investments -- June 30, 1998
Massachusetts Investors Growth Stock Series
U.S. Stocks -- 83.8%

Issuer                                                                        Shares        Value
U.S. Stocks -- 80.6%
Advertising
Young & Rubicam, Inc.* ...................................................      130     $    4,160
                                                                                        ----------
Aerospace -- 2.9%
Gulfstream Aerospace Corp.* ..............................................    2,652     $  123,318
United Technologies Corp. ................................................    1,988        183,890
                                                                                        ----------
                                                                                        $  307,208
                                                                                        ----------
Banks and Credit Companies -- 2.5%
Firstar Corp. ............................................................      365     $   13,870
Fleet Financial Group, Inc. ..............................................      185         15,448
National City Corp. ......................................................      915         64,965
Norwest Corp. ............................................................      822         30,722
State Street Corp. .......................................................      549         38,155
Washington Mutual, Inc. ..................................................      729         31,666
Wells Fargo & Co. ........................................................      186         68,634
                                                                                        ----------
                                                                                        $  263,460
                                                                                        ----------
Business Machines -- 1.2%
Affiliated Computer Services,
  Inc., "A"* .............................................................    1,835     $   70,647
Sun Microsystems, Inc.* ..................................................    1,282         55,687
                                                                                        ----------
                                                                                        $  126,334
                                                                                        ----------
Business Services -- 1.8%
AccuStaff, Inc.* .........................................................    1,114     $   34,812
Ceridian Corp.* ..........................................................      366         21,503
Computer Sciences Corp. ..................................................      737         47,168
DST Systems, Inc.* .......................................................      931         52,136
First Data Corp. .........................................................      178          5,930
Fiserv, Inc.* ............................................................      544         23,103
                                                                                        ----------
                                                                                        $  184,652
                                                                                        ----------
Chemicals -- 0.5%
Sigma-Aldrich Corp. ......................................................    1,470     $   51,634
                                                                                        ----------
Computer Software -- Personal
  Computers -- 5.2%
Autodesk, Inc. ...........................................................      369     $   14,252
Microsoft Corp.* .........................................................    4,954        536,890
                                                                                        ----------
                                                                                        $  551,142
                                                                                        ----------
Computer Software -- Services
Unigraphics Solutions, Inc.* .............................................      131     $    1,834
                                                                                        ----------
Computer Software -- Systems -- 11.9%
BMC Software, Inc.* ......................................................    5,873     $  305,029
Cadence Design Systems, Inc.* ............................................    6,423        200,719
Computer Associates
  International, Inc. ....................................................    6,637        368,768
Compuware Corp.* .........................................................    2,025        103,528
Inktomi Corp.* ...........................................................      155          6,161
Oracle Corp.* ............................................................   10,831        266,037
                                                                                        ----------
                                                                                        $1,250,242
                                                                                        ----------
Consumer Goods and Services -- 5.5%
Clorox Co. ...............................................................      368     $   35,098
Dial Corp. ...............................................................      561         14,551
Kimberly-Clark Corp. .....................................................      372         17,066
Ralston-Ralston Purina Group .............................................      130         15,186
Revlon, Inc., "A"* .......................................................      548         28,153
Service Corp. International ..............................................    1,472         63,112
Tyco International Ltd. ..................................................    6,423        404,649
                                                                                        ----------
                                                                                        $  577,815
                                                                                        ----------
Electrical Equipment -- 1.3%
General Electric Co. .....................................................    1,470     $  133,770
                                                                                        ----------

                                                                          13-MIS

Issuer                                                                            Shares                  Value
Electronics -- 0.5%
Altera Corp.* ..........................................................             477               $   14,101
Analog Devices, Inc.* ..................................................             370                    9,088
Intel Corp. ............................................................             364                   26,982
                                                                                                       ----------
                                                                                                       $   50,171
                                                                                                       ----------
Entertainment -- 5.4%
Capstar Broadcasting Corp,"A"* .........................................              79               $    1,985
CBS Corp. ..............................................................           4,396                  139,573
Chancellor Media Corp.* ................................................             370                   18,373
Clear Channel
  Communications, Inc.* ................................................             550                   60,019
Citadel Communications Corp. ...........................................             100                    1,600
Cox Radio, Inc., "A"* ..................................................             550                   23,787
Harrah's Entertainment, Inc.* ..........................................           4,363                  101,439
Hearst-Argyle Television, Inc.* ........................................             200                    8,000
Jacor Communications, Inc.* ............................................             774                   45,666
Mirage Resorts, Inc.* ..................................................           3,018                   64,321
Time Warner, Inc. ......................................................             553                   47,247
Univision Communications, Inc., "A"*                                               1,287                   47,941
Young Broadcasting, Inc., "A"* .........................................             184                   11,960
                                                                                                       ----------
                                                                                                       $  571,911
                                                                                                       ----------
Financial Institutions -- 10.0%
American Express Co. ...................................................             550               $   62,700
Associates First Capital Corp., "A" ....................................           5,996                  460,942
CIT Group, Inc., "A" ...................................................             368                   13,800
Federal National Mortgage Assn. ........................................           2,019                  122,654
Federated Investors, Inc., "B"* ........................................             133                    2,461
Franklin Resources, Inc. ...............................................           2,752                  148,608
Heller Financial, Inc., "A"* ...........................................             185                    5,550
Merrill Lynch & Co., Inc. ..............................................             369                   34,040
Morgan Stanley Dean Witter & Co. .......................................           2,199                  200,934
                                                                                                       ----------
                                                                                                       $1,051,689
                                                                                                       ----------
Financial Services -- 0.1%
Travelers Group, Inc. ..................................................             258               $   15,641
                                                                                                       ----------
Insurance -- 0.9%
Allstate Corp. .........................................................             366               $   33,512
American International Group, Inc. .....................................             184                   26,864
Lincoln National Corp. .................................................             371                   33,900
                                                                                                       ----------
                                                                                                       $   94,276
                                                                                                       ----------
Medical and Health Products -- 3.7%
American Home Products Corp. ...........................................             922               $   47,713
Biomet, Inc. ...........................................................             366                   12,101
Bristol-Myers Squibb Co. ...............................................           1,285                  147,695
Johnson & Johnson ......................................................             179                   13,201
King Pharmaceuticals, Inc.* ............................................             222                    3,108
McKesson Corp. .........................................................             366                   29,738
Schering Plough Corp. ..................................................           1,467                  134,414
                                                                                                       ----------
                                                                                                       $  387,970
                                                                                                       ----------
Medical and Health Technology
  and Services -- 2.5%
Health Management Associates,
  Inc., "A"* ...........................................................             180               $    6,019
HealthSouth Corp.* .....................................................           4,710                  125,698
Total Renal Care Holdings, Inc.* .......................................             364                   12,558
United Healthcare Corp. ................................................           1,836                  116,586
                                                                                                       ----------
                                                                                                       $  260,861
                                                                                                       ----------
Oils -- 0.5%
Exxon Corp. ............................................................             700               $   49,919
                                                                                                       ----------
Printing and Publishing -- 1.4%
Gannett Co., Inc. ......................................................           1,468               $  104,320
Pulitzer Publishing Co. ................................................              65                    5,801
Scripps (E.W.) Howard, Inc. ............................................             267                   14,635
Tribune Co. ............................................................             314                   21,607
                                                                                                       ----------
                                                                                                       $  146,363
                                                                                                       ----------


Issuer                                                                            Shares                  Value
Restaurants and Lodging -- 3.4%
Cendant Corp.* .........................................................           4,205               $   87,779
Hilton Hotels Corp. ....................................................           1,469                   41,867
Marriott International, Inc., "A" ......................................             735                   23,796
McDonalds Corp. ........................................................             321                   22,149
Promus Hotel Corp.* ....................................................           4,784                  184,184
                                                                                                       ----------
                                                                                                       $  359,775
                                                                                                       ----------
Stores -- 9.7%
CVS Corp. ..............................................................           9,551               $  371,892
General Nutrition Cos., Inc.* ..........................................             920                   28,635
Home Depot, Inc. .......................................................           1,467                  121,853
Liz Claiborne, Inc. ....................................................             368                   19,228
Office Depot, Inc.* ....................................................           4,402                  138,938
Rite Aid Corp. .........................................................           5,693                  213,843
Wal-Mart Stores, Inc. ..................................................           2,018                  122,594
                                                                                                       ----------
                                                                                                       $1,016,983
                                                                                                       ----------
Supermarkets -- 3.4%
Meyer (Fred), Inc.* ....................................................           2,169               $   92,182
Safeway, Inc.* .........................................................           6,474                  263,411
                                                                                                       ----------
                                                                                                       $  355,593
                                                                                                       ----------
Telecommunications -- 6.3%
AirTouch Communications, Inc.* .........................................             554               $   32,374
Amdocs Ltd.* ...........................................................             143                    2,163
Cisco Systems, Inc.* ...................................................           2,203                  202,814
Global TeleSystems Group, Inc.* ........................................             129                    6,289
Lucent Technologies, Inc. ..............................................           1,471                  122,369
MCI Communications Corp. ...............................................           3,531                  205,239
Qwest Communications
  International, Inc. * ................................................           1,343                   46,837
Sprint Corp. ...........................................................             180                   12,690
WorldCom, Inc.* ........................................................             556                   26,931
                                                                                                       ----------
                                                                                                       $  657,706
                                                                                                       ----------
  Total U.S. Stocks ...........................................................................        $8,471,109
                                                                                                       ----------
Foreign Stocks -- 3.2%
France -- 0.3%
Alcatel Alsthom Compagnie
  (Telecommunications) .................................................             117               $   23,789
Alcatel Alsthom Compagnie, ADR
  (Telecommunications) .................................................             185                    7,527
                                                                                                       ----------
                                                                                                       $   31,316
                                                                                                       ----------
Germany -- 0.3%
SAP AG, ADR
  (Computer Software - Systems) ........................................              38               $    8,597
SAP AG, ADR
  (Computer Software - Systems)## ......................................             100                   22,400
                                                                                                       ----------
                                                                                                       $   30,997
                                                                                                       ----------
Japan -- 0.8%
Canon, Inc., ADR
  (Office Equipment) ...................................................             653               $   14,937
Sony Corp. (Electronics) ...............................................             400                   34,595
Sony Corp., ADR (Electronics) ..........................................             367                   31,585
                                                                                                       ----------
                                                                                                       $   81,117
                                                                                                       ----------
Netherlands -- 0.3%
ING Groep N.V.
  (Financial Services)* ................................................             329               $   21,519
ING Groep N. V., ADR
  (Financial Services) .................................................             182                   11,898
                                                                                                       ----------
                                                                                                       $   33,417
                                                                                                       ----------
Switzerland -- 0.2%
Nestle AG
  (Food and Beverage Products) .........................................              10               $   21,412
                                                                                                       ----------

14-MIS

Issuer                                 Shares         Value
United Kingdom -- 1.3%
British Petroleum PLC, ADR (Oils) .   1,420       $   125,315
Sema Group PLC
  (Computer Software - Systems) ...   1,307            15,369
                                                  -----------
                                                  $   140,684
                                                  -----------
  Total Foreign Stocks .....................      $   338,943
                                                  -----------
  Total Stocks
    (Identified Cost, $8,401,806) ..........      $ 8,810,052
                                                  -----------
Rights -- 0.1%
Stores -- 0.1%
CVS Corp.*
  (Identified Cost, $10,020) ......     137       $    10,455
                                                  -----------
Short-Term Obligations -- 23.3%
                                 Principal Amount
                                  (000 Omitted)
Federal Home Loan Bank,
  due 7/08/98 .....................   $ 625       $   624,335
Federal National Mortgage Assn.,
  due 7/01/98 - 7/08/98 ...........     740           739,747
Student Loan Marketing Assn.,
  due 7/01/98 .....................     980           980,000
Tennessee Valley Authority,
  due 7/24/98 .....................     100            99,655
                                                  -----------
  Total Short-Term Obligations,
    at Amortized Cost ......................      $ 2,443,737
                                                  -----------
  Total Investments
    (Identified Cost, $10,855,563) .........      $11,264,244
Other Assets,
  Less Liabilities -- (7.2)%                         (757,376)
                                                  -----------
  Net Assets -- 100.0% .....................      $10,506,868
                                                  ===========

           See portfolio footnotes and notes to financial statements


Portfolio of Investments -- June 30, 1998
New Discovery Series
Stocks -- 80.1%

Issuer                                                                      Shares      Value
U.S. Stocks -- 78.7%
Advertising -- 0.7%
TMP Worldwide, Inc.* ...................................................     655      $ 22,843
                                                                                      --------
Airlines -- 1.2%
Atlas Air, Inc.* .......................................................     680      $ 22,993
Skywest, Inc. ..........................................................     460        12,880
                                                                                      --------
                                                                                      $ 35,873
                                                                                      --------
Auto Parts -- 0.3%
Brooks Automation, Inc.* ...............................................     593      $  7,709
                                                                                      --------
Biotechnology -- 1.5%
IDEXX Laboratories, Inc.* ..............................................   1,795      $ 44,651
                                                                                      --------
Business Machines -- 2.6%
Affiliated Computer Services,
  Inc., "A"* ...........................................................   2,078      $ 80,003
                                                                                      --------
Business Services -- 17.7%
AccuStaff, Inc.* .......................................................   1,020      $ 31,875
BISYS Group, Inc.* .....................................................     902        36,982
Catalina Marketing Corp.* ..............................................     466        24,203
Ceridian Corp.* ........................................................     291        17,096
DST Systems, Inc.* .....................................................     735        41,160
Envoy Corp.* ...........................................................     172         8,149
Fiserv, Inc.* ..........................................................     743        31,554
Global Directmail Corp.* ...............................................   1,122        14,165
Interim Services, Inc.* ................................................   1,198        38,486
Learning Tree International, Inc.* .....................................   2,003        40,310
May & Speh, Inc.* ......................................................   1,256        24,963
Memberworks, Inc.* .....................................................     468        15,093
Meta Group, Inc.* ......................................................     819        18,120
NOVA Corp.* ............................................................     629        22,487
Paymentech, Inc.* ......................................................     708        14,558
Personnel Group of America, Inc.* ......................................     911        18,220
PMT Services, Inc.* ....................................................   1,058        26,913
Policy Management Systems Corp.*........................................     490        19,232
Professional Detailing, Inc.* ..........................................     282         7,015
Renaissance Worldwide, Inc.* ...........................................     704        15,312
Robert Half International, Inc.* .......................................     265        14,807
Splash Technology Holdings, Inc.* ......................................     755        12,977
Superior Services, Inc.* ...............................................     518        15,572
Technology Solutions Co.* ..............................................     948        30,040
                                                                                      --------
                                                                                      $539,289
                                                                                      --------
Chemicals -- 0.8%
Sigma-Aldrich Corp. ....................................................     719      $ 25,255
                                                                                      --------
Computer Hardware -- Systems -- 0.5%
International Specialty
  Products, Inc.* ......................................................     814      $ 15,161
                                                                                      --------
Computer Software -- Personal
  Computers -- 0.5%
Intuit, Inc.* ..........................................................     240      $ 14,700
                                                                                      --------
Computer Software -- Services -- 0.2%
Concentric Network Corp.* ..............................................     210      $  6,366
International Integration, Inc.* .......................................      10           172
                                                                                      --------
                                                                                      $  6,538
                                                                                      --------
Computer Software -- Systems -- 10.3%
American Business Information,
  Inc., "A"* ...........................................................   1,151      $ 17,553
American Business Information,
  Inc., "B"* ...........................................................     230         3,680
Aspen Technology, Inc.* ................................................     610        30,805
Black Box Corp.* .......................................................     376        12,478
Cadence Design Systems, Inc.* ..........................................   1,659        51,844
Compuware Corp.* .......................................................     353        18,047

                                                                          15-NDS

Issuer                                                                            Shares                  Value
Computer Software -- Systems
  -- continued
Comverse Technology, Inc.* .............................................             203                $ 10,531
Edify Corp.* ...........................................................             400                   4,050
Harbinger Corp.* .......................................................             411                   9,941
Security Dynamics Technologies, Inc.* ..................................             944                  17,464
Sterling Software, Inc.* ...............................................           1,009                  29,829
SunGard Data Systems, Inc.* ............................................             709                  27,208
Synopsys, Inc.* ........................................................             700                  32,025
Transaction System Architects,
  Inc., "A"* ...........................................................             504                  19,404
USCS International, Inc.* ..............................................             889                  18,391
Vantive Corp.* .........................................................             465                   9,532
                                                                                                        --------
                                                                                                        $312,782
                                                                                                        --------
Conglomerates -- 0.5%
Sodexho Marriott Services, Inc.* .......................................             564                $ 16,356
                                                                                                        --------
Construction Services -- 0.6%
Martin Marietta Materials, Inc. ........................................             386                $ 17,370
                                                                                                        --------
Consumer Goods and Services -- 1.3%
Alternative Resources Corp.* ...........................................             865                $ 10,704
Dial Corp. .............................................................             534                  13,851
Revlon, Inc., "A"* .....................................................             144                   7,398
Sportsline USA, Inc.* ..................................................             200                   7,313
                                                                                                        --------
                                                                                                        $ 39,266
                                                                                                        --------
Electrical Equipment -- 1.6%
Barnett, Inc.* .........................................................             331                $  6,703
Belden, Inc. ...........................................................             568                  17,395
Cable Design Technologies Corp.* .......................................           1,214                  25,038
                                                                                                        --------
                                                                                                        $ 49,136
                                                                                                        --------
Electronics -- 4.5%
Analog Devices, Inc.* ..................................................             519                $ 12,748
BMC Industries, Inc. ...................................................             672                   5,880
Burr-Brown Corp.* ......................................................             885                  18,585
Lattice Semiconductor Corp.* ...........................................             527                  14,970
Microchip Technology, Inc.* ............................................             390                  10,189
Photronics, Inc.* ......................................................             887                  19,570
PMC-Sierra, Inc.* ......................................................             373                  17,484
Sipex Corp.* ...........................................................           1,122                  24,123
VLSI Technology, Inc.* .................................................             736                  12,351
                                                                                                        --------
                                                                                                        $135,900
                                                                                                        --------
Entertainment -- 2.9%
Citadel Communications Corp. ...........................................             100                $  1,600
Cox Radio, Inc., "A"* ..................................................             104                   4,498
Gemstar International Group Ltd.* ......................................             998                  37,363
Harrah's Entertainment, Inc.* ..........................................             724                  16,833
Heftel Broadcasting Corp., "A"* ........................................             307                  13,738
Jacor Communications, Inc.* ............................................             288                  16,992
                                                                                                        --------
                                                                                                        $ 91,024
                                                                                                        --------
Financial Institutions -- 1.2%
ARM Financial Group, Inc., "A" .........................................              75                $  1,659
Conning Corp. ..........................................................             345                   6,728
Student Loan Corp. .....................................................             164                   7,718
Waddell & Reed Financial, Inc., "A".....................................             842                  20,155
                                                                                                        --------
                                                                                                        $ 36,260
                                                                                                        --------
Food and Beverage Products -- 0.7%
Earthgrains Co. ........................................................             223                $ 12,460
Mondavi (Robert) Corp.* ................................................             331                   9,392
                                                                                                        --------
                                                                                                        $ 21,852
                                                                                                        --------
Insurance -- 1.2%
Annuity and Life Re Holdings Ltd.* .....................................             448                $  9,912
Executive Risk, Inc. ...................................................             214                  15,783
Life Re Corp. ..........................................................             127                  10,525
                                                                                                        --------
                                                                                                        $ 36,220
                                                                                                        --------


Issuer                                                                             Shares                 Value
Medical and Health Products -- 2.7%
AmeriSource Health Corp.,"A"* ..........................................             494                $ 32,450
Datascope Corp.* .......................................................             431                  11,448
King Pharmaceuticals, Inc.* ............................................             660                   9,240
PSS World Medical, Inc.* ...............................................           2,070                  30,274
                                                                                                        --------
                                                                                                        $ 83,412
                                                                                                        --------
Medical and Health Technology
  and Services -- 7.2%
Concentra Managed Care, Inc.* ..........................................           1,163                $ 30,238
Cytyc Corp.* ...........................................................             923                  15,056
Hologic, Inc.* .........................................................             739                  13,441
IDX Systems Corp.* .....................................................             385                  17,734
Mid Atlantic Medical Services, Inc.*....................................           1,262                  14,513
NCS Healthcare, Inc., "A"* .............................................             720                  20,520
Orthodontic Centers of
  America, Inc.* .......................................................             312                   6,533
Quorum Health Group, Inc.* .............................................             577                  15,290
Renal Care Group, Inc.* ................................................             322                  14,188
Steris Corp.* ..........................................................             283                  17,997
Total Renal Care Holdings, Inc.* .......................................           1,306                  45,057
Transition Systems, Inc.* ..............................................             285                   3,028
Virgin Islands Technologies, Inc.* .....................................             527                   5,962
                                                                                                        --------
                                                                                                        $219,557
                                                                                                        --------
Oil Services -- 0.6%
Dril-Quip, Inc.* .......................................................             105                $  2,756
Global Industries, Inc.* ...............................................             810                  13,669
National Oilwell, Inc.* ................................................             100                   2,681
                                                                                                        --------
                                                                                                        $ 19,106
                                                                                                        --------
Oils -- 0.7%
Newfield Exploration Co.* ..............................................             822                $ 20,447
                                                                                                        --------
Printing and Publishing -- 1.5%
Applied Graphics
  Technologies, Inc.* ..................................................             200                $  9,150
Scholastic Corp.* ......................................................             883                  35,210
                                                                                                        --------
                                                                                                        $ 44,360
                                                                                                        --------
Restaurants and Lodging -- 1.5%
Buffets, Inc.* .........................................................           1,589                $ 24,927
Capstar Hotel Co.* .....................................................             563                  15,764
Friendly Ice Cream Corp.* ..............................................             260                   4,388
                                                                                                        --------
                                                                                                        $ 45,079
                                                                                                        --------
Special Products and Services -- 1.2%
Caliber Learning Network, Inc.* ........................................             494                $  7,595
Equity Corp. International* ............................................             719                  17,256
Watsco, Inc. ...........................................................             310                  10,908
                                                                                                        --------
                                                                                                        $ 35,759
                                                                                                        --------
Stores -- 7.1%
AnnTaylor Stores Corp.* ................................................             625                $ 13,242
BJ's Wholesale Club, Inc.* .............................................             334                  13,569
Copart, Inc.* ..........................................................             717                  16,581
CSK Auto Corp.* ........................................................           1,202                  30,350
Duane Reade, Inc.* .....................................................             691                  20,730
Gymboree Corp.* ........................................................             691                  10,473
Mazel Stores, Inc.* ....................................................             406                   6,496
Party City Corp.* ......................................................             920                  27,025
Petco Animal Supplies, Inc.* ...........................................           1,540                  30,704
Regis Corp. ............................................................             707                  20,901
Viking Office Products, Inc.* ..........................................             868                  27,233
                                                                                                        --------
                                                                                                        $217,304
                                                                                                        --------
Technology -- 0.9%
Galileo Technology Ltd. ................................................           2,032                $ 27,432
                                                                                                        --------

16-NDS

Issuer                                                                            Shares             Value
Telecommunications -- 4.5%
Allegiance Telecom, Inc.* ..............................................             100          $    1,500
American Tower Corp., "A"* .............................................             505              12,594
Aspect Telecommunications Corp.*........................................             750              20,531
Hyperion Telecommunications,
  Inc., "A"* ...........................................................             959              15,044
Intermedia Communications, Inc.* .......................................             622              26,085
IXC Communications, Inc.* ..............................................             320              15,520
Lightbridge, Inc.* .....................................................             783               6,656
Natural Microsystems Corp.* ............................................             523               8,368
Nextlink Communications, Inc., "A"*.....................................             446              16,892
Transaction Network Services, Inc.*.....................................             676              14,238
                                                                                                  ----------
                                                                                                  $  137,428
                                                                                                  ----------
  Total U.S. Stocks ........................................................................      $2,398,072
                                                                                                  ----------
Foreign Stocks -- 1.4%
Netherlands -- 1.4%
Brunel International N.V.
  (Human Resources)* ...................................................             178          $    7,386
Elsag Bailey Process Automation
  N.V. (Machinery)* ....................................................           1,496              35,997
                                                                                                  ----------
  Total Foreign Stocks .....................................................................      $   43,383
                                                                                                  ----------
  Total Stocks
    (Identified Cost, $2,347,017) ..........................................................      $2,441,455
                                                                                                  ----------
Short-Term Obligations -- 34.0%
                                                                              Principal Amount
                                                                                (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 8/06/98 ...................................................         $   100          $   99,457
Federal National Mortgage Assn.,
  due 7/01/98 ..........................................................             100             100,000
Student Loan Marketing Assn.,
  due 7/01/98 ..........................................................             835             835,000
                                                                                                  ----------
  Total Short-Term Obligations,
    at Amortized Cost ......................................................................      $1,034,457
                                                                                                  ----------
  Total Investments
    (Identified Cost, $3,381,474) ..........................................................      $3,475,912
                                                                                                  ----------
                                                                                   Shares
Securities Sold Short (0.8%)
Dell Computer Corp.* ...................................................             100          $   (9,281)
Gateway 2000, Inc.* ....................................................             300             (15,188)
                                                                                                  ----------
  Total Securities Sold Short
    (Proceeds Received, $21,083) ...........................................................      $  (24,469)
                                                                                                  ----------
Other Assets,
  Less Liabilities -- (13.3)%                                                                       (404,077)
                                                                                                  ----------
  Net Assets -- 100.0% .....................................................................      $3,047,366
                                                                                                  ==========

           See portfolio footnotes and notes to financial statements


Portfolio of Investments -- June 30, 1998
Research Growth and Income Series
Stocks -- 89.6%

Issuer                                                                       Shares        Value
U.S. Stocks -- 81.5%
Aerospace -- 2.3%
Lockheed-Martin Corp. ....................................................   1,530      $  161,989
United Technologies Corp. ................................................   3,565         329,762
                                                                                        ----------
                                                                                        $  491,751
                                                                                        ----------
Automotive -- 0.9%
Ford Motor Co. ...........................................................   3,100      $  182,900
                                                                                        ----------
Banks and Credit Companies -- 7.6%
BankBoston Corp. .........................................................   2,850      $  158,531
Chase Manhattan Corp. ....................................................   4,460         336,730
Comerica, Inc. ...........................................................   3,375         223,594
Compass Bancshares, Inc. .................................................   7,020         316,777
Fleet Financial Group, Inc. ..............................................   2,545         212,508
National City Corp. ......................................................   2,300         163,300
PNC Bank Corp. ...........................................................   2,540         136,684
Washington Mutual, Inc. ..................................................   1,900          82,531
                                                                                        ----------
                                                                                        $1,630,655
                                                                                        ----------
Business Machines -- 1.6%
International Business
  Machines Corp. .........................................................   2,215      $  254,310
Sun Microsystems, Inc.* ..................................................   2,210          95,997
                                                                                        ----------
                                                                                        $  350,307
                                                                                        ----------
Cellular Telephones -- 1.9%
Century Telephone Enterprises, Inc. ......................................   9,065      $  415,857
                                                                                        ----------
Chemicals -- 2.0%
Air Products & Chemicals, Inc. ...........................................   4,900      $  196,000
Cambrex Corp. ............................................................   2,600          68,250
DuPont (E. I.) de Nemours
  & Co., Inc. ............................................................   1,400         104,475
Sigma-Aldrich Corp. ......................................................   2,000          70,250
                                                                                        ----------
                                                                                        $  438,975
                                                                                        ----------
Computer Software --
  Personal Computers -- 3.2%
Microsoft Corp.* .........................................................   6,290      $  681,679
                                                                                        ----------
Computer Software -- Systems -- 0.4%
Computer Associates
  International, Inc. ....................................................     900      $   50,006
Oracle Corp.* ............................................................   1,740          42,739
                                                                                        ----------
                                                                                        $   92,745
                                                                                        ----------
Consumer Goods and Services -- 9.0%
Black & Decker Corp. .....................................................   2,400      $  146,400
Clorox Co. ...............................................................   1,425         135,909
Colgate-Palmolive Co. ....................................................   2,850         250,800
Gillette Co. .............................................................   5,700         323,119
Kimberly-Clark Corp. .....................................................   3,450         158,269
Procter & Gamble Co. .....................................................   2,040         185,767
Revlon, Inc., "A"* .......................................................   1,530          78,604
Service Corp. International ..............................................   5,280         226,380
Tyco International Ltd. ..................................................   7,000         441,000
                                                                                        ----------
                                                                                        $1,946,248
                                                                                        ----------
Electrical Equipment -- 1.7%
Cooper Industries, Inc. ..................................................     900      $   49,444
General Electric Co. .....................................................   3,400         309,400
                                                                                        ----------
                                                                                        $  358,844
                                                                                        ----------
Energy -- 0.6%
Energy East Corp. ........................................................   3,200      $  133,200
                                                                                        ----------
Engineering -- Construction -- 0.8%
United Dominion Industries Ltd. ..........................................   5,100      $  170,212
                                                                                        ----------

                                                                          17-RGI

Issuer                                                                             Shares                  Value
Entertainment -- 1.6%
CBS Corp. ................................................................           3,100              $    98,425
Viacom, Inc., "B"* .......................................................           4,400                  256,300
                                                                                                        -----------
                                                                                                        $   354,725
                                                                                                        -----------
Financial Institutions -- 4.9%
Beneficial Corp. .........................................................           3,200              $   490,200
CIT Group, Inc., "A" .....................................................           2,970                  111,375
Federal National Mortgage Assn. ..........................................           5,090                  309,217
First Union Corp. ........................................................             802                   46,717
Morgan (J.P.) & Co. ......................................................             700                   81,987
Pimco Advisors Holdings LP ...............................................             600                   20,475
                                                                                                        -----------
                                                                                                        $ 1,059,971
                                                                                                        -----------
Food and Beverage Products -- 0.8%
Archer-Daniels-Midland Co. ...............................................           8,700              $   168,562
                                                                                                        -----------
Insurance -- 7.7%
Allstate Corp. ...........................................................           1,640              $   150,162
Chubb Corp. ..............................................................           2,395                  192,498
CIGNA Corp. ..............................................................           1,515                  104,535
Conseco, Inc. ............................................................           3,150                  147,263
Hartford Financial Services
  Group, Inc. ............................................................           1,665                  190,434
Hartford Life, Inc., "A" .................................................           1,400                   79,713
Lincoln National Corp. ...................................................           2,420                  221,127
Nationwide Financial Services,
  Inc., "A" ..............................................................           3,950                  201,450
ReliaStar Financial Corp. ................................................           3,940                  189,120
Torchmark Corp. ..........................................................           1,930                   88,298
Travelers Group, Inc. ....................................................           1,670                  101,244
                                                                                                        -----------
                                                                                                        $ 1,665,844
                                                                                                        -----------
Machinery -- 1.2%
Eaton Corp. ..............................................................           1,000              $    77,750
Federal Signal Corp. .....................................................           7,300                  177,481
                                                                                                        -----------
                                                                                                        $   255,231
                                                                                                        -----------
Medical and Health Products -- 5.1%
American Home Products Corp. .............................................           6,200              $   320,850
Boston Scientific Corp.* .................................................           2,450                  175,481
Bristol-Myers Squibb Co. .................................................           5,270                  605,721
                                                                                                        -----------
                                                                                                        $ 1,102,052
                                                                                                        -----------
Medical and Health Technology
  and Services -- 5.4%
Cardinal Health, Inc. ....................................................           3,360              $   315,000
HealthSouth Corp.* .......................................................           5,396                  144,006
Medtronic, Inc. ..........................................................           5,700                  363,375
United Healthcare Corp. ..................................................           5,400                  342,900
                                                                                                        -----------
                                                                                                        $ 1,165,281
                                                                                                        -----------
Metals and Minerals -- 0.7%
Aluminum Cos. of America .................................................           1,020              $    67,256
Minerals Technologies, Inc. ..............................................           1,800                   91,575
                                                                                                        -----------
                                                                                                        $   158,831
                                                                                                        -----------
Oils -- 4.7%
Chevron Corp. ............................................................           2,500              $   207,656
Exxon Corp. ..............................................................           5,700                  406,481
Texaco, Inc. .............................................................           4,200                  250,688
USX-Marathon Group .......................................................           4,195                  143,941
                                                                                                        -----------
                                                                                                        $ 1,008,766
                                                                                                        -----------
Pollution Control -- 0.4%
Browning Ferris Industries, Inc. .........................................           2,250              $    78,188
                                                                                                        -----------
Railroads
Wisconsin Central
  Transportation Corp.* ..................................................             100              $     2,188
                                                                                                        -----------


Issuer                                                                              Shares                 Value
Real Estate Investment Trusts -- 2.9%
Beacon Capital Partners, Inc.*## .........................................           5,100              $   102,000
Highwoods Properties, Inc. ...............................................           3,000                   96,937
Kilroy Realty Corp. ......................................................           3,600                   90,000
Patriot American Hospitality, Inc. .......................................           4,000                   95,750
SL Green Realty Corp. ....................................................           4,600                  103,500
Starwood Lodging Trust ...................................................           1,888                   91,214
TriNet Corporate Realty Trust, Inc. ......................................           1,660                   56,440
                                                                                                        -----------
                                                                                                        $   635,841
                                                                                                        -----------
Restaurants and Lodging -- 0.2%
FelCor Suite Hotels, Inc. ................................................           1,400              $    43,925
                                                                                                        -----------
Special Products and Services
Newport News Shipbuilding, Inc. ..........................................             300              $     8,025
                                                                                                        -----------
Stores -- 5.7%
CVS Corp. ................................................................           5,700              $   221,944
Lowes Co., Inc. ..........................................................           4,480                  181,720
Penney (J.C.), Co. .......................................................           3,920                  283,465
Rite Aid Corp. ...........................................................           8,160                  306,510
Sears, Roebuck & Co. .....................................................           3,900                  238,143
                                                                                                        -----------
                                                                                                        $ 1,231,782
                                                                                                        -----------
Supermarkets -- 0.1%
Meyer (Fred), Inc.* ......................................................             325              $    13,813
                                                                                                        -----------
Telecommunications -- 4.0%
Cincinnati Bell, Inc. ....................................................           8,145              $   233,150
Cisco Systems, Inc.* .....................................................           3,100                  285,394
Sprint Corp. .............................................................           4,920                  346,860
                                                                                                        -----------
                                                                                                        $   865,404
                                                                                                        -----------
Utilities -- Electric -- 2.5%
CMS Energy Corp., "G" ....................................................           3,160              $   139,040
New Century Energies, Inc. ...............................................           1,130                   51,345
Sierra Pacific Resources .................................................           5,200                  188,825
Unicom Corp. .............................................................           4,485                  157,255
                                                                                                        -----------
                                                                                                        $   536,465
                                                                                                        -----------
Utilities -- Gas -- 1.6%
Columbia Gas System, Inc. ................................................           3,150              $   175,219
KN Energy, Inc. ..........................................................           3,100                  167,981
                                                                                                        -----------
                                                                                                        $   343,200
                                                                                                        -----------
  Total U.S. Stocks ......................................................................              $17,747,467
                                                                                                        -----------
Foreign Stocks -- 8.1%
Bermuda -- 0.7%
Ace Ltd. (Insurance) .....................................................           4,000              $   156,000
                                                                                                        -----------
France -- 1.1%
Alcatel Alsthom Compagnie, ADR
  (Telecommunications) ...................................................           5,600              $   227,850
                                                                                                        -----------
Germany -- 1.1%
Henkel KGaA (Chemicals) ..................................................           2,500              $   247,025
                                                                                                        -----------
Hong Kong -- 0.4%
Hutchison Whampoa Ltd.
  (Conglomerate) .........................................................          15,000              $    79,197
                                                                                                        -----------
Italy -- 0.6%
ENI S.p.A, ADR (Oils) ....................................................           1,900              $   123,500
                                                                                                        -----------
Japan -- 0.9%
Sony Corp., ADR (Electronics) ............................................           2,240              $   192,780
                                                                                                        -----------
Netherlands -- 0.5%
ING Groep N.V.
  (Financial Services)* ..................................................           1,712              $   111,976
                                                                                                        -----------
Sweden -- 0.9%
Skandia Forsakrings AB (Insurance) .......................................          14,050              $   200,588
                                                                                                        -----------
Switzerland -- 0.4%
Nestle AG
  (Food and Beverage Products) ...........................................              41              $    87,788
                                                                                                        -----------

18-RGI

Issuer                                 Shares       Value
United Kingdom -- 1.5%
British Petroleum PLC, ADR (Oils) .    3,588     $   316,641
Lloyds TSB Group PLC
  (Banks and Credit Cos.)* ........       42             587
                                                 -----------
                                                 $   317,228
                                                 -----------
    Total Foreign Stocks ...................     $ 1,743,932
                                                 -----------
    Total Stocks
      (Identified Cost, $17,502,568) .......     $19,335,399
                                                 -----------
Short-Term Obligations -- 8.5%
                                 Principal Amount
                                   (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 7/01/98 ..............   $1,330     $ 1,330,000
Federal National Mortgage Assn.,
  due 7/01/98 .....................      500         500,000
                                                 -----------
    Total Short-Term Obligations,
      at Amortized Cost ....................     $ 1,830,000
                                                 -----------
    Total Investments
      (Identified Cost, $19,332,568) .......     $21,165,399
Other Assets,
  Less Liabilities -- 1.9%                           410,490
                                                 -----------
  Net Assets -- 100.0% .....................     $21,575,889
                                                 ===========

           See portfolio footnotes and notes to financial statements


Portfolio of Investments -- June 30, 1998
Research International Series
Stocks -- 79.9%

Issuer                                  Shares       Value
Foreign Stocks -- 78.4%
Australia -- 0.9%
QBE Insurance Group Ltd.
  (Insurance) .......................   1,018      $  3,594
Tab Ltd. (Gaming)* ..................     800         1,179
                                                   --------
                                                   $  4,773
                                                   --------
Brazil -- 2.2%
Companhia Cervejaria Brahma,
  ADR (Beverages) ...................      59      $    737
Telecomunicacoes Brasileiras S.A.,
  ADR (Telecommunications) ..........     105        11,465
                                                   --------
                                                   $ 12,202
                                                   --------
Canada -- 2.5%
Canadian National Railway Co.
  (Railroads) .......................     158      $  8,394
Perigee, Inc.
  (Investment Counseling)*## ........       7            91
T. Eaton Co., Ltd.
  (Consumer Goods and Services)*.....     504         5,127
                                                   --------
                                                   $ 13,612
                                                   --------
Chile -- 1.1%
Chilectra S.A., ADR
  (Utilities - Electric) ............     158      $  3,381
Embotelladora Andina S.A.
  (Consumer Goods and Services)......     161         2,516
                                                   --------
                                                   $  5,897
                                                   --------
Finland -- 2.1%
Helsingin Puhelin Oyj
  (Telecommunications) ..............     107      $  4,972
Pohjola Insurance Group
  (Insurance) .......................      57         2,836
TT Tieto Oy
  (Computer Software - Systems) .....      48         3,648
                                                   --------
                                                   $ 11,456
                                                   --------
France -- 7.2%
Alcatel Alsthom Compagnie
  (Telecommunications) ..............      32      $  6,506
Compagnie Generale de
  Geophysique S.A., ADR
  (Oil Services)* ...................     185         5,434
Dassault Systemes S.A.
  (Computer Software - Systems) .....      44         2,071
Sanofi S.A.
  (Medical and Health Products) .....      48         5,637
Television Francaise (Entertainment)       53         8,202
Thomson CSF (Electronics) ...........      98         3,723
Total S.A., "B" (Oils) ..............      48         6,232
Union des Assurances Federales
  S.A. (Insurance) ..................      12         1,889
                                                   --------
                                                   $ 39,694
                                                   --------
Germany -- 6.1%
Adidas-Salomon AG
  (Apparel and Textiles) ............      16      $  2,786
Henkel KGaA (Chemicals) .............     153        15,115
Mannesmann AG
  (Industrial Products) .............      37         3,799
SAP AG, Preferred
  (Computer Software - Systems) .....       9         6,103
Wella AG (Consumer Goods and
  Services) .........................       5         5,591
                                                   --------
                                                   $ 33,394
                                                   --------

                                                                          19-RIS

Issuer                                                                            Shares                 Value
Greece -- 1.0%
Athens Medic Center, GDR
  (Medical and Health Technology
  and Services) ........................................................             150                $  2,952
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) .................................................             104                   2,665
                                                                                                        --------
                                                                                                        $  5,617
                                                                                                        --------
Ireland -- 2.7%
Allied Irish Banks PLC
  (Banks and Credit Cos.)* .............................................             371                $  5,384
Anglo Irish Bank Corp. PLC
  (Banks and Credit Cos.)* .............................................           3,578                   9,608
                                                                                                        --------
                                                                                                        $ 14,992
                                                                                                        --------
Italy -- 6.3%
Banca Carige S.p.A.
  (Banks and Credit Cos.)* .............................................             549                $  4,904
Banca Nazionale del Lavoro
  (Banks and Credit Cos.)* .............................................             124                   3,276
ERG S.p.A. (Oils)* .....................................................           1,086                   4,346
Industrie Natuzzi S.p.A., ADR
  (Consumer Goods and Services) ........................................             206                   5,356
Mediaset S.p.A. (Broadcasting
  Services) ............................................................             809                   5,159
Telecom Italia Mobile Di Risp S.p.A.
  (Telecommunications)* ................................................           1,087                   7,995
Telecom Italia S.p.A., Saving Shares
  (Telecommunications) .................................................           1,051                   3,545
                                                                                                        --------
                                                                                                        $ 34,581
                                                                                                        --------
Japan -- 6.5%
Canon, Inc., ADR
  (Special Products and Services) ......................................             226                $  5,170
Fujimi, Inc. (Electronics) .............................................             100                   3,676
Meitec Corp.
  (Computer Software - Systems) ........................................             100                   3,474
Osaka Sanso Kogyo Ltd.
  (Chemicals) ..........................................................           1,000                   2,063
Sony Corp., ADR (Electronics) ..........................................             175                  15,061
TDK Corp., ADR (Electronics) ...........................................              82                   6,109
                                                                                                        --------
                                                                                                        $ 35,553
                                                                                                        --------
Netherlands -- 13.8%
Akzo Nobel N.V. (Chemicals) ............................................              57                $ 12,657
Benckiser N.V., "B" (Consumer
  Goods and Services)* .................................................             194                  11,917
Brunel International N.V.
  (Human Resources)* ...................................................             148                   6,141
Fugro N.V. (Engineering)* ..............................................             158                   6,284
Hunter Douglas N.V., ADR
  (Consumer Goods and Services)*........................................             165                   8,953
IHC Caland N.V.
  (Marine Equipment)* ..................................................              57                   3,205
ING Groep N.V.
  (Financial Services)* ................................................             231                  15,109
Koninklijke Ahold N.V.
  (Supermarkets) .......................................................              69                   2,213
Koninklijke Ahrend Groep N.V.
  (Consumer Goods and Services) ........................................             295                   9,618
                                                                                                        --------
                                                                                                        $ 76,097
                                                                                                        --------


Issuer                                                                            Shares                  Value
Portugal -- 2.3%
Banco Pinto & Sotto Mayor, S.A.
  (Banks and Credit Cos.)[dbldag] ......................................             110                $  2,270
BPI - Soc Gestora
  (Banks and Credit Cos.) ..............................................             146                   4,707
Portugal Telecom S.A.
  (Utilities - Telephone) ..............................................             105                   5,559
                                                                                                        --------
                                                                                                        $ 12,536
                                                                                                        --------
Spain -- 1.4%
Acerinox S.A. (Iron and Steel) .........................................              32                $  4,256
Telefonica de Espana
  (Utilities - Telephone) ..............................................              73                   3,371
                                                                                                        --------
                                                                                                        $  7,627
                                                                                                        --------
Sweden -- 5.3%
Securitas AB (Security Services) .......................................             174                $  8,509
Skandia Forsakrings AB (Insurance) .....................................             659                   9,409
Sparbanken Sverige AB, "A"
  (Banks and Credit Cos.) ..............................................              91                   2,735
Volvo AB (Automotive) ..................................................             295                   8,774
                                                                                                        --------
                                                                                                        $ 29,427
                                                                                                        --------
Switzerland -- 1.0%
Barry Callebaut AG
  (Food Products)* .....................................................              12                $  2,588
Hiestand Holding AG
  (Food Products)* .....................................................               9                   3,093
                                                                                                        --------
                                                                                                        $  5,681
                                                                                                        --------
United Kingdom -- 16.0%
Bank of Scotland J.P.
  (Banks and Credit Cos.)* .............................................             356                $  3,984
Booker PLC (Food - Wholesale) ..........................................           1,195                   4,923
British Aerospace PLC
  (Aerospace and Defense)* .............................................             921                   7,051
British Petroleum PLC (Oils)* ..........................................             797                  11,619
HSBC Holdings PLC
  (Financial Services)* ................................................              14                     355
Jarvis Hotels PLC
  (Restaurants and Lodging)+ ...........................................           1,895                   5,437
Kwik-Fit Holdings PLC
  (Automotive Repair Centers) ..........................................             725                   5,877
Lloyds TSB Group PLC
  (Banks and Credit Cos.)* .............................................             469                   6,560
LucasVarity PLC (Automotive) ...........................................           2,668                  10,592
Sema Group PLC (Computer
  Software - Systems) ..................................................             761                   8,949
Taylor Nelson Sofres PLC
  (Market Research) ....................................................           2,564                   5,260
Thomson Travel Group PLC
  (Travel Services)* ...................................................           1,527                   4,763
Tomkins PLC (Conglomerate) .............................................             614                   3,331
Williams PLC (Diversified
  Manufacturing Operations) ............................................           1,488                   9,556
                                                                                                        --------
                                                                                                        $ 88,257
                                                                                                        --------
    Total Foreign Stocks ...............................................................                $431,396
                                                                                                        --------

20-RIS

Issuer                                                                        Shares      Value
U.S. Stocks -- 1.5%
Electronics -- 0.9%
Amkor Technology, Inc.* ..................................................      523     $  4,887
                                                                                        --------
Telecommunications -- 0.6%
Global TeleSystems Group, Inc.* ..........................................       73     $  3,559
                                                                                        --------
    Total U.S. Stocks .............................................................     $  8,446
                                                                                        --------
    Total Stocks
      (Identified Cost, $441,312) .................................................     $439,842
                                                                                        --------
Short-Term Obligations -- 38.1%
                                                                        Principal Amount
                                                                          (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 8/06/98 .....................................................     $ 60     $ 59,674
Federal National Mortgage Assn.,
  due 7/01/98 ............................................................       90       90,000
Student Loan Marketing Assn.,
  due 7/01/98 ............................................................       60       60,000
                                                                                        --------
    Total Short-Term Obligations,
      at Amortized Cost ...........................................................     $209,674
                                                                                        --------
    Total Investments
      (Identified Cost, $650,986) .................................................     $649,516
Other Assets,
  Less Liabilities -- (18.0)%                                                            (99,185)
                                                                                        --------
    Net Assets -- 100.0% ..........................................................     $550,331
                                                                                        ========

           See portfolio footnotes and notes to financial statements

         Portfolio Footnotes:
       * Non-income producing security.
      ## SEC Rule 144A restriction.
       + Restricted security.
[dbldag] Security valued by or at the direction of the Trustees

                                                                          21-RIS

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- June 30, 1998

                                                                                                Capital         Equity
                                                                                             Opportunities      Income
Assets:                                                                                          Series         Series
 Investments --                                                                              -------------    ----------
   Unaffiliated issuers, at cost .........................................................    $138,625,393    $2,684,646
   Unrealized appreciation ...............................................................      17,425,122         1,943
                                                                                              ------------    ----------
      Total investments, at value ........................................................    $156,050,515    $2,686,589
 Cash ....................................................................................         496,851        11,625
 Foreign currency, at value (identified cost, $79,061, $15, $71,220 and $57, respectively)          78,113            15
 Receivable for investments sold .........................................................       1,047,386         2,192
 Receivable for Series shares sold .......................................................         362,735         4,872
 Receivable from investment adviser ......................................................          --             5,588
 Interest and dividends receivable .......................................................         173,325         1,119
 Other assets ............................................................................             574        --
                                                                                              ------------    ----------
      Total assets .......................................................................    $158,209,499    $2,712,000
                                                                                              ------------    ----------
Liabilities:
 Payable for investments purchased .......................................................       2,034,613       902,012
 Payable for Series shares reacquired ....................................................              26            19
 Net payable for foreign currency exchange contracts subject to master netting agreements           35,034        --
 Payable to affiliates --
  Investment advisory fee ................................................................           9,559            64
  Administrative fee .....................................................................             191             1
 Accrued expenses and other liabilities ..................................................          16,275         3,451
                                                                                              ------------    ----------
      Total liabilities ..................................................................    $  2,095,698    $  905,547
                                                                                              ------------    ----------
        Net assets .......................................................................    $156,113,801    $1,806,453
                                                                                              ============    ==========
Net assets consist of:
 Paid-in capital .........................................................................    $130,169,715    $1,803,101
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies  ....................................................................      17,388,660         1,936
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions  ..........................................................................       8,178,003          (451)
 Accumulated undistributed net investment income .........................................         377,423         1,867
                                                                                              ------------    ----------
        Total ............................................................................    $156,113,801    $1,806,453
                                                                                              ============    ==========
 Shares of beneficial interest outstanding ...............................................       9,820,519       181,274
                                                                                              ============    ==========
 Net asset value, offering price and redemption price per share (net assets [divided by]
  shares of beneficial interest outstanding) .............................................       $15.90          $9.97
                                                                                                 ======          =====



                                                                                                             Massachusetts
                                                                                                               Investors
                                                                                            International       Growth
                                                                                                Growth           Stock
Assets:                                                                                         Series          Series
 Investments --                                                                             ------------     -------------
   Unaffiliated issuers, at cost .........................................................   $31,794,635      $10,855,563
   Unrealized appreciation ...............................................................     1,530,936          408,681
                                                                                             -----------      -----------
      Total investments, at value ........................................................   $33,325,571      $11,264,244
 Cash ....................................................................................        17,686            5,351
 Foreign currency, at value (identified cost, $79,061, $15, $71,220 and $57, respectively)        71,017               57
 Receivable for investments sold .........................................................        68,864           11,550
 Receivable for Series shares sold .......................................................        88,234          219,318
 Receivable from investment adviser ......................................................        --                8,245
 Interest and dividends receivable .......................................................        55,235            1,766
 Other assets ............................................................................           166           --
                                                                                             -----------      -----------
      Total assets .......................................................................   $33,626,773      $11,510,531
                                                                                             -----------      -----------
Liabilities:
 Payable for investments purchased .......................................................       675,420          995,481
 Payable for Series shares reacquired ....................................................         6,516                3
 Net payable for foreign currency exchange contracts subject to master netting agreements         24,469           --
 Payable to affiliates --
  Investment advisory fee ................................................................         2,609              567
  Administrative fee .....................................................................            40               11
 Accrued expenses and other liabilities ..................................................        16,068            7,601
                                                                                             -----------      -----------
      Total liabilities ..................................................................   $   725,122      $ 1,003,663
                                                                                             -----------      -----------
        Net assets .......................................................................   $32,901,651      $10,506,868
                                                                                             ===========      ===========
Net assets consist of:
 Paid-in capital .........................................................................   $31,778,670      $10,082,548
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................     1,506,086          408,677
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions  ..........................................................................      (448,811)           4,391
 Accumulated undistributed net investment income .........................................        65,706           11,252
                                                                                             -----------      -----------
        Total ............................................................................   $32,901,651      $10,506,868
                                                                                             ===========      ===========
 Shares of beneficial interest outstanding ...............................................     3,169,129          989,468
                                                                                             ===========      ===========
 Net asset value, offering price and redemption price per share (net assets [divided by]
  shares of beneficial interest outstanding) .............................................      $10.38           $10.62
                                                                                                ======           ======

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- June 30, 1998 -- continued


                                                                                                 New
                                                                                              Discovery
Assets:                                                                                         Series
 Investments --                                                                              -----------
  Unaffiliated issuers, at cost ..........................................................    $3,381,474
  Unrealized appreciation (depreciation) .................................................        94,438
                                                                                              ----------
      Total investments, at value ........................................................    $3,475,912
 Cash ....................................................................................        31,683
 Deposits with brokers for securities sold short .........................................        21,083
 Foreign currency, at value (identified cost, $0, $38 and $165, respectively) ............         --
 Receivable for investments sold .........................................................       119,114
 Receivable for Series shares sold .......................................................        47,651
 Interest and dividends receivable .......................................................            46
 Receivable from investment adviser ......................................................         6,104
 Other assets ............................................................................         --
                                                                                              ----------
      Total assets .......................................................................    $3,701,593
                                                                                              ----------
Liabilities:
 Payable for investments purchased .......................................................    $  625,549
 Securities sold short, at value (proceeds received, $21,083) ............................        24,469
 Payable for Series shares reacquired ....................................................            19
 Payable to affiliates --
  Investment advisory fee ................................................................           195
  Administrative fee .....................................................................         --
 Accrued expenses and other liabilities ..................................................         3,995
                                                                                              ----------
      Total liabilities ..................................................................    $  654,227
                                                                                              ----------
        Net assets .......................................................................    $3,047,366
                                                                                              ==========
Net assets consist of:
 Paid-in capital .........................................................................    $2,950,763
 Unrealized appreciation (depreciation) on investments and translation of assets and
  liabilities in foreign currencies ......................................................        91,052
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions ...........................................................................         3,233
 Accumulated undistributed net investment income .........................................         2,318
                                                                                              ----------
        Net assets .......................................................................    $3,047,366
                                                                                              ==========
 Shares of beneficial interest outstanding ...............................................      289,864
                                                                                              ==========
 Net asset value, offering price and redemption price per share (net assets [divided by]
  shares of beneficial interest outstanding) .............................................      $10.51
                                                                                                ======



                                                                                               Research
                                                                                              Growth and       Research
                                                                                                Income       International
Assets:                                                                                         Series          Series
 Investments --                                                                              ------------    -------------
  Unaffiliated issuers, at cost ..........................................................   $19,332,568       $650,986
  Unrealized appreciation (depreciation) .................................................     1,832,831         (1,470)
                                                                                             -----------       --------
      Total investments, at value ........................................................   $21,165,399       $649,516
 Cash ....................................................................................         3,805         12,682
 Deposits with brokers for securities sold short .........................................         --             --
 Foreign currency, at value (identified cost, $0, $38 and $165, respectively) ............            38            165
 Receivable for investments sold .........................................................       152,908          4,351
 Receivable for Series shares sold .......................................................       355,304         67,901
 Interest and dividends receivable .......................................................        26,624             92
 Receivable from investment adviser ......................................................         --             4,629
 Other assets ............................................................................            42          --
                                                                                             -----------       --------
      Total assets .......................................................................   $21,704,120       $739,336
                                                                                             -----------       --------
Liabilities:
 Payable for investments purchased .......................................................   $   121,524       $186,522
 Securities sold short, at value (proceeds received, $21,083) ............................         --             --
 Payable for Series shares reacquired ....................................................            40          --
 Payable to affiliates --
  Investment advisory fee ................................................................         1,293             34
  Administrative fee .....................................................................            26          --
 Accrued expenses and other liabilities ..................................................         5,348          2,449
                                                                                             -----------       --------
      Total liabilities ..................................................................   $   128,231       $189,005
                                                                                             -----------       --------
        Net assets .......................................................................   $21,575,889       $550,331
                                                                                             ===========       ========
Net assets consist of:
 Paid-in capital .........................................................................   $19,463,807       $548,809
 Unrealized appreciation (depreciation) on investments and translation of assets and
  liabilities in foreign currencies ......................................................     1,832,824         (1,425)
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions  ..........................................................................       204,052          2,380
 Accumulated undistributed net investment income .........................................        75,206            567
                                                                                             -----------       --------
        Net assets .......................................................................   $21,575,889       $550,331
                                                                                             ===========       ========
 Shares of beneficial interest outstanding ...............................................    1,682,423         55,564
                                                                                             ===========       ========
 Net asset value, offering price and redemption price per share (net assets [divided by]
  shares of beneficial interest outstanding) .............................................      $12.82           $9.90
                                                                                                ======           =====

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Period Ended June 30, 1998

                                                                                           Capital         Equity
                                                                                        Opportunities      Income
Net investment income:                                                                      Series         Series*
 Income --                                                                              -------------    ---------
  Interest ...........................................................................   $   312,250     $  1,049
  Dividends ..........................................................................       610,362        1,383
  Foreign taxes withheld .............................................................       (38,767)         (11)
                                                                                         -----------     --------
   Total investment income ...........................................................   $   883,845     $  2,421
                                                                                         -----------     --------
 Expenses --
  Investment advisory fees ...........................................................   $   461,774     $    416
  Trustees' fees .....................................................................         3,473        1,673
  Administrative fees ................................................................         9,223            8
  Custodian fees .....................................................................        25,471           17
  Printing fees ......................................................................         2,402        1,700
  Auditing fees ......................................................................         5,015        2,200
  Legal fees .........................................................................           415        --
  Miscellaneous ......................................................................         --             138
                                                                                         -----------     --------
   Total expenses ....................................................................   $   507,773     $  6,152
  Waiver of expenses by investment adviser ...........................................         --          (5,588)
  Fees paid indirectly ...............................................................        (1,609)         (10)
                                                                                         -----------     --------
   Net expenses ......................................................................   $   506,164     $    554
                                                                                         -----------     --------
    Net investment income ............................................................   $   377,681     $  1,867
                                                                                         -----------     --------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $ 8,645,479     $   (442)
  Foreign currency transactions ......................................................           873           (9)
                                                                                         -----------     --------
    Net realized gain (loss) on investments and foreign currency transactions ........   $ 8,646,352     $   (451)
                                                                                         -----------     --------
 Change in unrealized appreciation (depreciation) on --
  Investments ........................................................................   $10,365,591     $  1,943
  Translation of assets and liabilities in foreign currencies ........................       (38,870)          (7)
                                                                                         -----------     --------
   Net unrealized gain on investments and foreign currency translation ...............   $10,326,721     $  1,936
                                                                                         -----------     --------
    Net realized and unrealized gain on investments and foreign currency .............   $18,973,073     $  1,485
                                                                                         -----------     --------
     Increase in net assets from operations ..........................................   $19,350,754     $  3,352
                                                                                         ===========     ========

                                                                                                        Massachusetts
                                                                                                          Investors
                                                                                        International      Growth
                                                                                            Growth          Stock
Net investment income:                                                                      Series         Series*
 Income --                                                                              -------------   -------------
  Interest ...........................................................................   $   54,360       $16,272
  Dividends ..........................................................................      361,945         2,038
  Foreign taxes withheld .............................................................      (36,860)          (64)
                                                                                         ----------       -------
   Total investment income ...........................................................   $  379,445       $18,246
                                                                                         ----------       -------
 Expenses --
  Investment advisory fees ...........................................................   $  139,783       $ 5,246
  Trustees' fees .....................................................................        3,473         1,673
  Administrative fees ................................................................        2,146           105
  Custodian fees .....................................................................       19,410           116
  Printing fees ......................................................................        2,391         5,000
  Auditing fees ......................................................................       17,315         2,700
  Legal fees .........................................................................          668           200
  Miscellaneous ......................................................................        1,185           315
                                                                                         ----------       -------
   Total expenses ....................................................................   $  186,371       $15,355
  Waiver of expenses by investment adviser ...........................................        --           (8,245)
  Fees paid indirectly ...............................................................       (3,760)         (116)
                                                                                         ----------       -------
   Net expenses ......................................................................   $  182,611       $ 6,994
                                                                                         ----------       -------
    Net investment income ............................................................   $  196,834       $11,252
                                                                                         ----------       -------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $   26,180       $ 4,397
  Foreign currency transactions ......................................................       55,001            (6)
                                                                                         ----------       -------
    Net realized gain (loss) on investments and foreign currency transactions ........   $   81,181       $ 4,391
                                                                                         ----------       -------
 Change in unrealized appreciation (depreciation) on --
  Investments ........................................................................   $1,775,394       $408,681
  Translation of assets and liabilities in foreign currencies ........................      (88,935)            (4)
                                                                                         ----------       --------
   Net unrealized gain on investments and foreign currency translation ...............   $1,686,459       $408,677
                                                                                         ----------       --------
    Net realized and unrealized gain on investments and foreign currency .............   $1,767,640       $413,068
                                                                                         ----------       --------
     Increase in net assets from operations ..........................................   $1,964,474       $424,320
                                                                                         ==========       ========


*For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1998.

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Period Ended June 30, 1998 -- continued

                                                                                                       Research
                                                                                            New       Growth and      Research
                                                                                         Discovery      Income      International
Net investment income:                                                                    Series*       Series         Series*
 Income --                                                                               ---------    ----------    -------------
  Interest ...........................................................................   $ 4,881       $   29,796      $   653
  Dividends ..........................................................................       154          104,154          303
  Foreign taxes withheld .............................................................      --             (1,003)         (40)
                                                                                         -------       ----------      -------
   Total investment income ...........................................................   $ 5,035       $  132,947      $   916
                                                                                         -------       ----------      -------
 Expenses --
  Investment advisory fees ...........................................................   $ 1,956       $   48,272      $   233
  Trustees' fees .....................................................................     1,673            3,474        1,673
  Administrative fees ................................................................        29              968            3
  Custodian fees .....................................................................        83            5,078           15
  Printing fees ......................................................................     2,000            --             100
  Auditing fees ......................................................................     2,700            2,000        2,750
  Legal fees .........................................................................       200              519           50
  Miscellaneous ......................................................................       263              679          155
                                                                                         -------       ----------      -------
   Total expenses ....................................................................   $ 8,904       $   60,989      $ 4,979
  Waiver of expenses by investment adviser ...........................................    (6,104)           --          (4,629)
  Fees paid indirectly ...............................................................       (83)          (2,646)          (1)
                                                                                         -------       ----------      -------
   Net expenses ......................................................................   $ 2,717       $   58,343      $   349
                                                                                         -------       ----------      -------
    Net investment income ............................................................   $ 2,318       $   74,604      $   567
                                                                                         -------       ----------      -------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $ 3,235       $  204,782      $ 2,382
  Foreign currency transactions ......................................................        (2)            (541)          (2)
                                                                                         -------       ----------      -------
    Net realized gain on investments and foreign currency transactions ...............   $ 3,233       $  204,241      $ 2,380
                                                                                         -------       ----------      -------
 Change in unrealized appreciation (depreciation) --
  Investments ........................................................................   $94,438       $1,615,566      $(1,470)
  Translation of assets and liabilities in foreign currencies ........................      --                (18)          45
  Securities sold short ..............................................................    (3,386)           --            --
                                                                                         -------       ----------      -------
   Net unrealized gain (loss) on investments and foreign currency translation ........   $91,052       $1,615,548      $(1,425)
                                                                                         -------       ----------      -------
    Net realized and unrealized gain on investments and foreign currency .............   $94,285       $1,819,789      $   955
                                                                                         -------       ----------      -------
     Increase in net assets from operations ..........................................   $96,603       $1,894,393      $ 1,522
                                                                                         =======       ==========      =======


*For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1998.



                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Period Ended June 30, 1998

                                                                                               Capital              Equity
                                                                                            Opportunities           Income
Increase (decrease) in net assets:                                                              Series              Series*
From operations --                                                                          -------------         ----------
 Net investment income .................................................................    $    377,681          $    1,867
 Net realized gain (loss) on investments and foreign currency transactions .............       8,646,352                (451)
 Net unrealized gain on investments and foreign currency translation ...................      10,326,721               1,936
                                                                                            ------------          ----------
  Increase in net assets from operations ...............................................    $ 19,350,754          $    3,352
                                                                                            ------------          ----------
Distributions declared to shareholders --
 From net investment income ............................................................    $   (531,468)         $   --
 From net realized gain on investments and foreign currency transactions ...............      (5,113,199)             --
                                                                                            ------------          ----------
  Total distributions declared to shareholders .........................................    $ (5,644,667)         $   --
                                                                                            ------------          ----------
Net increase in net assets from Series share transactions ..............................    $ 54,664,121          $1,803,101
                                                                                            ------------          ----------
   Total increase in net assets ........................................................    $ 68,370,208          $1,806,453
Net assets:
 At beginning of year ..................................................................      87,743,593              --
                                                                                            ------------          ----------
 At end of year ........................................................................    $156,113,801          $1,806,453
                                                                                            ============          ==========
Accumulated undistributed net investment income included in net assets at end of year ..    $    377,423          $    1,867
                                                                                            ============          ==========

                                                                                                                Massachusetts
                                                                                                                  Investors
                                                                                            International          Growth
                                                                                                Growth              Stock
Increase (decrease) in net assets:                                                              Series             Series*
From operations --                                                                          -------------       -------------
 Net investment income .................................................................     $   196,834        $    11,252
 Net realized gain (loss) on investments and foreign currency transactions .............          81,181              4,391
 Net unrealized gain on investments and foreign currency translation ...................       1,686,459            408,677
                                                                                             -----------        -----------
  Increase in net assets from operations ...............................................     $ 1,964,474        $   424,320
                                                                                             -----------        -----------
Distributions declared to shareholders --
 From net investment income ............................................................     $  (255,305)       $    --
 From net realized gain on investments and foreign currency transactions ...............          --                 --
                                                                                             -----------        -----------
  Total distributions declared to shareholders .........................................     $  (255,305)       $    --
                                                                                             -----------        -----------
Net increase in net assets from Series share transactions ..............................     $ 7,791,376        $10,082,548
                                                                                             -----------        -----------
   Total increase in net assets ........................................................     $ 9,500,545        $10,506,868
Net assets:
 At beginning of year ..................................................................      23,401,106             --
                                                                                             -----------        -----------
 At end of year ........................................................................     $32,901,651        $10,506,868
                                                                                             ===========        ===========
Accumulated undistributed net investment income included in net assets at end of year ..     $    65,706        $    11,252
                                                                                             ===========        ===========


                                                                                                          Research
                                                                                             New         Growth and      Research
                                                                                          Discovery        Income      International
Increase (decrease) in net assets:                                                         Series*         Series         Series*
From operations --                                                                       ----------     -----------    -------------
 Net investment income ................................................................  $    2,318     $    74,604      $    567
 Net realized gain on investments and foreign currency transactions ...................       3,233         204,241         2,380
 Net unrealized gain (loss) on investments and foreign currency translation ...........      91,052       1,615,548        (1,425)
                                                                                         ----------     -----------      --------
  Increase in net assets from operations ..............................................  $   96,603     $ 1,894,393      $  1,522
                                                                                         ----------     -----------      --------
Distributions declared to shareholders --
 From net investment income ...........................................................  $   --         $   (19,103)     $   --
 From net realized gain on investments and foreign currency transactions ..............      --             (62,914)         --
                                                                                         ----------     -----------      --------
   Total distributions declared to shareholders .......................................  $   --         $   (82,017)     $   --
                                                                                         ----------     -----------      --------
Net increase in net assets from Series share transactions .............................  $2,950,763     $13,223,523      $548,809
                                                                                         ----------     -----------      --------
   Total increase in net assets .......................................................  $3,047,366     $15,035,899      $550,331
Net assets:
 At beginning of year .................................................................      --           6,539,990          --
                                                                                         ----------     -----------      --------
 At end of year .......................................................................  $3,047,366     $21,575,889      $550,331
                                                                                         ==========     ===========      ========
Accumulated undistributed net investment income included in net assets at end of year .  $    2,318     $    75,206      $    567
                                                                                         ==========     ===========      ========

*For the period from the commencement of the Series' investment operations, May 6, 1998 through June 30, 1998.

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1997

                                                                                                                          Research
                                                                                           Capital       International   Growth and
                                                                                        Opportunities        Growth        Income
Increase (decrease) in net assets:                                                          Series           Series        Series*
From operations --                                                                      -------------    -------------   ----------
 Net investment income ..............................................................    $   551,870      $   192,764    $   19,895
 Net realized gain (loss) on investments and foreign currency transactions ..........      4,627,129         (576,797)       62,535
 Net unrealized gain (loss) on investments and foreign currency translation .........      6,587,920         (102,443)      217,276
                                                                                         -----------      -----------    ----------
  Increase (decrease) in net assets from operations .................................    $11,766,919      $  (486,476)   $  299,706
                                                                                         -----------      -----------    ----------
Distributions declared to shareholders --
 From net investment income .........................................................    $   (65,700)     $   (24,244)   $   --
 From net realized gain on investments and foreign currency transactions ............       (222,129)          --            --
                                                                                         -----------      -----------    ----------
   Total distributions declared to shareholders .....................................    $  (287,829)     $   (24,244)   $   --
                                                                                         -----------      -----------    ----------
Net increase in net assets from Series share transactions ...........................    $59,564,648      $18,386,603    $6,240,284
                                                                                         -----------      -----------    ----------
   Total increase in net assets .....................................................    $71,043,738      $17,875,883    $6,539,990
Net assets:
 At beginning of year ...............................................................     16,699,855        5,525,223        --
                                                                                         -----------      -----------    ----------
 At end of year .....................................................................    $87,743,593      $23,401,106    $6,539,990
                                                                                         ===========      ===========    ==========
Accumulated undistributed net investment income included in net assets at end of year    $   531,210      $   124,177    $   19,705
                                                                                         ===========      ===========    ==========

*For the period from the commencement of the Series' investment operations, May 13, 1997, through December 31, 1997.

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights

                                                                                                                        Equity
                                                                                                                        Income
                                                                               Capital Opportunities Series             Series
                                                                     ------------------------------------------------ ---------
                                                                       Six Months        Year            Period         Period
                                                                         Ended          Ended            Ended           Ended
                                                                        June 30,      December 31,     December 31,     June 30,
                                                                         1998            1997             1996*          1998**
Per share data (for a share outstanding throughout each period):     ------------     ------------     ------------   ----------
Net asset value -- beginning of period ..............................   $13.9339         $11.0055        $10.0000      $10.0000
                                                                        --------         --------        --------      --------
Income from investment operations# --
 Net investment income [sec] ........................................   $ 0.0472         $ 0.1466        $ 0.0916      $ 0.0266
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions .............................................     2.5745           2.8785          0.9139       (0.0613)
                                                                        --------         --------        --------      --------
   Total from investment operations .................................   $ 2.6217         $ 3.0251        $ 1.0055      $(0.0347)
                                                                        --------         --------        --------      --------
Less distributions declared to shareholders --
 From net investment income .........................................   $(0.0620)        $(0.0221)       $   --        $  --
 From net realized gain on investments and foreign currency
  transactions ......................................................    (0.5969)         (0.0746)           --           --
                                                                        --------         --------        --------      --------
   Total distributions declared to shareholders .....................   $(0.6589)        $(0.0967)       $   --        $  --
                                                                        --------         --------        --------      --------
Net asset value -- end of period ....................................   $15.8967         $13.9339        $11.0055      $ 9.9653
                                                                        ========         ========        ========      ========
Total return[dbldag] ................................................     18.90%++         27.57%          10.10%++     (0.30)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ...........................................................      0.83%+##         0.77%           0.60%+        1.00%+
 Net investment income ..............................................      0.61%+           1.15%           1.75%+        3.37%+
Portfolio turnover ..................................................        60%             129%             52%            2%
Net assets, end of period (000 omitted) .............................   $156,114         $ 87,744        $ 16,700      $  1,806


                                                                                       International Growth Series
                                                                           ---------------------------------------------------
                                                                             Six Months            Year              Period
                                                                                Ended              Ended             Ending
                                                                              June 30,         December 31,       December 31,
                                                                                1998               1997               1996*
Per share data (for a share outstanding throughout each period):           ------------        ------------       ------------
Net asset value -- beginning of period ................................      $ 9.6480             $ 9.8213          $10.0000
                                                                             --------             --------          --------
Income from investment operations# --
 Net investment income [sec] ..........................................      $ 0.0715             $ 0.1201          $ 0.0748
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ...............................................        0.7509              (0.2747)          (0.2535)
                                                                             --------             ---------         --------
   Total from investment operations ...................................      $ 0.8224             $(0.1546)         $(0.1787)
                                                                             --------             ---------         --------
Less distributions declared to shareholders --
 From net investment income ...........................................      $(0.0885)            $(0.0187)         $  --
 From net realized gain on investments and foreign currency
  transactions ........................................................         --                   --                --
                                                                             --------             --------          --------
   Total distributions declared to shareholders .......................      $(0.0885)            $(0.0187)         $  --
                                                                             --------             --------          --------
Net asset value -- end of period ......................................      $10.3819             $ 9.6480          $ 9.8213
                                                                             ========             ========          ========
Total return[dbldag] ..................................................         8.42%++            (1.64)%           (1.70)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses .............................................................         1.30%+##             1.11%             1.50%+
 Net investment income ................................................         1.37%+               1.23%             1.47%+
Portfolio turnover ....................................................           25%                 261%                3%
Net assets, end of period (000 omitted) ...............................      $ 32,902             $ 23,401          $  5,525


       * For the period from the commencement of the Series' investment operations, June 3, 1996, through December 31, 1996.
      ** For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1998.
       + Annualized.
      ++ Not annualized.
       # Per share data are based on average shares outstanding.
      ## The Series' expenses are calculated without reduction for fees paid indirectly.
[dbldag] The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   [sec] The investment adviser voluntarily agreed to maintain the expenses of the Equity Income Series, exclusive of investment advisory fees, at not more than 0.25% of average daily net assets. The investment adviser voluntarily agreed to maintain the expenses of the International Growth Series at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share would have been:



                                                                                Equity
                                                                                Income
                                          Capital Opportunities Series          Series           International Growth Series
                                    ---------------------------------------- -----------  -----------------------------------------
                                    Six Months       Year          Period       Period    Six Months       Year           Period
                                       Ended         Ended          Ended        Ended       Ended         Ended          Ending
                                     June 30,    December 31,   December 31,   June 30,    June 30,    December 31,    December 31,
                                       1998          1997           1996*       1998**       1998          1997           1996*
                                    ----------   ------------   ------------ ----------   ---------    ------------    ------------
Net investment income (loss) ......    --          $0.1296        $0.0537      $(0.0531)     --          $0.1036         $0.0265
Ratios (to average net assets):
 Expenses## .......................    --            0.90%          1.35%+       11.10%+     --            1.28%           2.50%+
 Net investment income (loss) .....    --            1.03%          1.02%+      (6.73)%+     --            1.06%           0.46%+


                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                           Massachusetts
                                                                             Investors
                                                                              Growth               New
                                                                               Stock            Discovery
                                                                              Series             Series
                                                                           -------------       ----------
                                                                              Period             Period
                                                                               Ended              Ended
                                                                             June 30,           June 30,
                                                                              1998**             1998**
Per share data (for a share outstanding throughout each period):           -------------       ----------
Net asset value -- beginning of period ................................      $10.0000            $10.0000
                                                                             --------            --------
Income from investment operations# --
 Net investment income [sec] ..........................................      $ 0.0233            $ 0.0100
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ...............................................        0.5954              0.5030
                                                                             --------            --------
   Total from investment operations ...................................      $ 0.6187            $ 0.5130
                                                                             --------            --------
Less distributions declared to shareholders --
 From net investment income ...........................................      $   --              $   --
 From net realized gain on investments and foreign currency
  transactions ........................................................          --                  --
                                                                             --------            --------
   Total distributions declared to shareholders .......................      $   --              $   --
                                                                             --------            --------
Net asset value -- end of period ......................................      $10.6187            $10.5130
                                                                             ========            ========
Total return[dbldag] ..................................................         6.20%++             5.20%++
Ratios (to average net assets)/Supplemental data:[sec]
 Expenses .............................................................         1.00%+              1.25%+
 Net investment income ................................................         1.61%+              1.07%+
Portfolio turnover ....................................................            1%                 24%
Net assets, end of period (000 omitted) ...............................      $ 10,507             $ 3,047



                                                                                                                 Research
                                                                                  Research Growth and          International
                                                                                     Income Series                Series
                                                                             -----------------------------     -------------
                                                                             Six Months         Period            Period
                                                                                Ended            Ended             Ended
                                                                              June 30,       December 31,        June 30,
                                                                                1998             1997*            1998**
Per share data (for a share outstanding throughout each period):             ---------       ------------      -------------
Net asset value -- beginning of period ................................       $11.0208         $10.0000          $10.0000
                                                                              --------         --------          --------
Income from investment operations# --
 Net investment income [sec] ..........................................       $ 0.0696         $ 0.0821          $ 0.0247
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ...............................................         1.7981           0.9387           (0.1202)
                                                                              --------         --------          --------
   Total from investment operations ...................................       $ 1.8677         $ 1.0208          $(0.0955)
                                                                              --------         --------          --------
Less distributions declared to shareholders --
 From net investment income ...........................................       $(0.0150)        $   --            $   --
 From net realized gain on investments and foreign currency
  transactions ........................................................        (0.0492)            --                --
                                                                              --------         --------          --------
   Total distributions declared to shareholders .......................       $(0.0642)        $   --            $   --
                                                                              --------         --------          --------
Net asset value -- end of period ......................................       $12.8243         $11.0208          $ 9.9045
                                                                              ========         ========          ========
Total return[dbldag] ..................................................         17.03%++         10.20%++         (0.80)%++
Ratios (to average net assets)/Supplemental data:[sec]
 Expenses .............................................................          0.95%+##         1.50%+            1.50%+
 Net investment income ................................................          1.16%+           1.19%+            2.43%+
Portfolio turnover ....................................................            46%              29%                9%
Net assets, end of period (000 omitted) ...............................       $ 21,576         $  6,540          $    550



       * For the period from the commencement of the Series' investment operations, May 13, 1997, through December 31, 1997.
      ** For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1998.
       + Annualized.
      ++ Not annualized.
       # Per share data are based on average shares outstanding.
      ## The Series' expenses are calculated without reduction for fees paid indirectly.
[dbldag] The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   [sec] The investment adviser voluntarily agreed to maintain the expenses of the Massachusetts Investors Growth Stock Series, New Discovery Series, and Research International Series, exclusive of investment advisory fees, at not more than 0.25%, 0.35%, and 0.50%, respectively, of average daily net assets. The investment adviser voluntarily agreed to maintain the expenses of the Research Growth and Income Series at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share would have been:



                                           Massachusetts
                                             Investors
                                              Growth              New                                             Research
                                               Stock           Discovery           Research Growth and          International
                                              Series            Series                Income Series                Series
                                           ------------       -----------      ---------------------------     ---------------
                                              Period            Period         Six Months        Period            Period
                                               Ended             Ended            Ended           Ended             Ended
                                             June 30,          June 30,         June 30,      December 31,        June 30,
                                              1998**            1998**            1998            1997*            1998**
                                           ------------       -----------      ----------     ------------     ---------------
Net investment income (loss) ..........      $0.0142           $(0.0241)          $ --           $0.0614          $(0.1772)
Ratios (to average net assets):
 Expenses## ...........................        2.20%+             4.10%+            --             1.83%+           21.37%+
 Net investment income (loss) .........        0.41%+          (1.748)%+            --             0.84%+         (17.44)%+


                       See notes to financial statements

MFS/Sun Life Series Trust
Notes to Financial Statements

(1) Business and Organization
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-six separate Series (the Series) of shares: Bond Series, Capital Appreciation Series, Capital Opportunities Series* (formerly Value Series), Conservative Growth Series, Emerging Growth Series, Equity Income Series*, Government Securities Series, High Yield Series, International Growth Series*, International Growth & Income Series, Managed Sectors Series, Money Market Series, Massachusetts Investors Growth Stock Series*, MFS/Foreign & Colonial Emerging Markets Series, New Discovery Series*, Research Series, Research Growth & Income Series*, Research International Series*, Strategic Income Series, Total Return Series, Utilities Series, World Asset Allocation Series, World Government Series, World Growth Series, World Total Return Series, and Zero Coupon Series, 2000 Portfolio. The Managed Sectors Series, Utilities Series, and World Growth Series are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each Series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S) and Sun Life Insurance and Annuity Company of New York to Trust benefits under variable contracts issued by such companies.

The Series denoted with an asterisk above are included within these financial statements.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales - Certain Series' may enter into short sales. A short sale transaction involves selling a security which the Series does not own with the intent of purchasing it later at a lower price. The Series will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Series must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest each Series may be required to pay in connection with a short sale. Whenever a Series engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short.

Forward Foreign Currency Exchange Contracts - Certain Series' may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each Series may enter into contracts with the intent of changing the relative exposure of each Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - Each Series' custody fee is calculated as a percentage of each Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Each Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. Each Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1997, the International Growth Series, for federal income tax purposes, had a capital loss carryforward of $523,753 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2004, ($7,804) and December 31, 2005 ($515,949).

(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly based on average net assets of each Series. The agreements also provide that each Series will be reimbursed for other expenses, exclusive of investment advisory fees, in excess of the expense limitation indicated below, calculated based on average net assets of each Series. Investment advisory fees and expense limitations are as follows:

                                                                                       Other
                                                                    Investment        Expense
                                                                  Advisory Fees     Limitations
         --------------------------------------------------------------------------------------
         Capital Opportunities Series ........................        0.75%*           N/A
         Equity Income Series ................................        0.75%           0.25%
         International Growth Series .........................       0.975%*           N/A
         Massachusetts Investors Growth Stock Series .........        0.75%           0.25%
         New Discovery Series ................................        0.90%           0.35%
         Research Growth and Income Series ...................        0.75%            N/A
         Research International Series .......................        1.00%           0.50%


* The advisory fee for the Capital Opportunities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The advisory fee for the International Growth Series is 0.975% of the first $500 million of average net assets and 0.925% of the average net assets in excess of $500 million.

Administrator - Each Series has an administrative services agreement with MFS to provide each Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Series pays MFS an administrative fee at the following annual percentages of each Series' average daily net assets:

         First $1 billion................       0.0150%
         Next $1 billion.................       0.0125%
         Next $1 billion.................       0.0100%
         In excess of $3 billion.........       0.0000%


The Trust pays no compensation directly to its Trustees or officers who are affiliated with MFS or Sun Life Assurance Company of Canada (U.S.), all of whom receive remuneration for their services to the Trust from MFS or Sun Life Assurance Company of Canada. Certain officers and Trustees of the Trust are officers or directors of MFS or Sun Life Assurance Company of Canada.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                                                              Massachusetts
                                                             Capital           Equity       International       Investors
                                                          Opportunities        Income           Growth        Growth Stock
                                                              Series           Series           Series           Series
---------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities ...........................    $     --          $   13,258       $   --            $  125,305
                                                         =============      ==========       ===========       ==========
Investments (non-U.S. government securities) .........    $112,891,914      $1,675,784       $14,739,562       $8,371,501
                                                         =============      ==========       ===========       ==========
Sales
Investments (non-U.S. government securities) .........    $ 68,051,913      $   22,575       $ 6,821,793       $  103,727
                                                         =============      ==========       ===========       ==========


                                                                            Research
                                                              New          Growth and        Research
                                                           Discovery         Income        International
                                                             Series          Series           Series
--------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities) .........    $2,726,003      $16,990,369        $462,108
                                                          ==========      ===========        ========
Sales
Investments (non-U.S. government securities) .........    $  406,404      $ 5,628,830        $ 23,178
                                                          ==========      ===========        ========

The cost and unrealized appreciation or depreciation in value of the investments owned by each Series, as computed on a federal income tax basis, are as follows:

                                                                                               Massachusetts
                                              Capital           Equity       International       Investors
                                           Opportunities        Income           Growth        Growth Stock
                                               Series           Series           Series           Series
------------------------------------------------------------------------------------------------------------
Aggregate cost ........................    $138,625,393      $2,684,646      $31,794,635       $10,855,563
                                           ============      ==========      ===========       ===========
Gross unrealized appreciation .........    $ 21,295,890      $   15,231      $ 4,618,650       $   471,916
Gross unrealized depreciation .........      (3,870,768)        (13,288)      (3,087,714)          (63,235)
                                           ------------      ----------      -----------       -----------
 Net unrealized appreciation ..........    $ 17,425,122      $    1,943      $ 1,530,936       $   408,681
                                           ============      ==========      ===========       ===========


                                                                           Research
                                                             New          Growth and        Research
                                                          Discovery         Income        International
                                                            Series          Series           Series
-------------------------------------------------------------------------------------------------------
Aggregate cost ......................................    $3,381,474      $19,332,568        $650,986
                                                         ==========      ===========        ========
Gross unrealized appreciation .......................    $  147,763      $ 2,019,360        $  5,034
Gross unrealized depreciation .......................       (53,325)        (186,529)         (6,504)
                                                         ----------      -----------        --------
 Net unrealized appreciation (depreciation) .........    $   94,438      $ 1,832,831        $ (1,470)
                                                         ==========      ===========        ========

(5) Shares of Beneficial Interest
Each Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                                                                  Capital Opportunities Series
                                                                --------------------------------------------------------------
                                                                 Six Months Ended June 30, 1998   Year Ended December 31, 1997
                                                                -------------------------------   ----------------------------
                                                                    Shares        Amount              Shares        Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................   3,666,528    $56,748,479          4,923,312    $61,333,766
Shares issued to shareholders in reinvestment of distributions      356,806      5,644,667             24,748        287,829
Shares reacquired .............................................    (499,932)    (7,729,025)          (168,345)    (2,056,947)
                                                                  ---------    -----------          ---------    -----------
 Net increase .................................................   3,523,402    $54,664,121          4,779,715    $59,564,648
                                                                  =========    ===========          =========    ===========



                                                                   Equity Income Series
                                                                ---------------------------
                                                                Period Ended June 30, 1998*
                                                                -------------- ------------
                                                                   Shares       Amount
------------------------------------------------------------------------------------------
Shares sold ...................................................   181,344    $1,803,798
Shares issued to shareholders in reinvestment of distributions       --           --
Shares reacquired .............................................       (70)         (697)
                                                                  -------    ----------
 Net increase .................................................   181,274    $1,803,101
                                                                  =======    ==========


                                                                                  International Growth Series
                                                                ---------------------------------------------------------------
                                                                  Six Months Ended June 30, 1998  Year Ended December 31, 1997
                                                                --------------------------------  -----------------------------
                                                                    Shares         Amount             Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................     915,167    $ 9,567,889         2,306,580     $22,635,372
Shares issued to shareholders in reinvestment of distributions       23,001        255,305             2,469          24,244
Shares reacquired .............................................    (194,532)    (2,031,818)         (446,133)     (4,273,013)
                                                                   --------    -----------         ---------     -----------
 Net increase .................................................     743,636    $ 7,791,376         1,862,916     $18,386,603
                                                                   ========    ===========         =========     ===========



                                                                          Massachusetts
                                                                  Investors Growth Stock Series
                                                                  -----------------------------
                                                                   Period Ended June 30, 1998*
                                                                  -----------------------------
                                                                      Shares          Amount
-----------------------------------------------------------------------------------------------
Shares sold ...................................................    1,007,057      $10,259,523
Shares issued to shareholders in reinvestment of distributions         --              --
Shares reacquired .............................................      (17,589)        (176,975)
                                                                   ---------      -----------
 Net increase .................................................      989,468      $10,082,548
                                                                   =========      ===========

*For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1998.

                                                                      New Discovery Series     Research Growth and Income Series
                                                                  ---------------------------  ---------------------------------
                                                                  Period Ended June 30, 1998*    Six Months Ended June 30, 1998
                                                                  ---------------------------  ---------------------------------
                                                                      Shares       Amount              Shares        Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................      290,840     $2,960,506          1,148,216      $13,954,773
Shares issued to shareholders in reinvestment of distributions         --            --                  6,598           82,017
Shares reacquired .............................................         (976)        (9,743)           (65,812)        (813,267)
                                                                     -------     ----------          ---------      -----------
 Net increase .................................................      289,864     $2,950,763          1,089,002      $13,223,523
                                                                     =======     ==========          =========      ===========


                                                                Research Growth and Income Series
                                                                ---------------------------------
                                                                           Period Ended
                                                                         December 31, 1997**
                                                                ---------------------------------
                                                                   Shares            Amount
-------------------------------------------------------------------------------------------------
Shares sold ...................................................    625,995         $6,579,170
Shares issued to shareholders in reinvestment of distributions        --                --
Shares reacquired .............................................    (32,574)          (338,886)
                                                                   -------         ----------
 Net increase .................................................    593,421         $6,240,284
                                                                   =======         ==========


                                                                            Research International Series
                                                                           ------------------------------
                                                                            Period Ended June 30, 1998*
                                                                           ------------------------------
                                                                               Shares         Amount
---------------------------------------------------------------------------------------------------------
Shares sold ............................................................       56,133       $554,331
Shares issued to shareholders in reinvestment of distributions .........         --             --
Shares reacquired ......................................................         (569)        (5,522)
                                                                               ------       --------
 Net increase ..........................................................       55,564       $548,809
                                                                               ======       ========

 * For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1998.
** For the period from the commencement of the Series' investment operations
   May 13, 1997, through December 31, 1997.

(6) Line of Credit
The Series and other affiliated series participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter.

(7) Financial Instruments
Certain Series of the Trust may trade financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment each Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements amounted to net payables of $20,962 with Deutsche Bank and $3,507 with Merrill Lynch for the International Growth Series, and a net payable of $35,034 with Merrill Lynch for the Capital Opportunities Series, at June 30, 1998.

At June 30, 1998, each Series had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
Each Series of the Trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from between 0% and 15% of the Series' net assets. At June 30, 1998, the Capital Opportunities Series, International Growth Series and Research International Series owned the following restricted securities (constituting 0.08%, 0.39% and 0.99% of the net assets of each Series, respectively) which may not be publicly sold without registration under the Securities Act of 1933. Each Series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

Series                          Description                 Date of Acquisition   Share Amount   Cost        Value
------------------------------------------------------------------------------------------------------------------------
Capital Opportunities Series    Hong Leong Finance Ltd.        3/26/98-6/9/98        149,800      $238,504    $122,904
                                                                                                              ========
International Growth Series     Bank Handlowy w Warszawie         7/03/97              2,261        28,302      43,150
                                Hong Leong Finance Ltd.           9/11/97             50,000       102,261      41,023
                                                                                                  --------    ========
                                                                                                  $130,563    $ 84,173
                                                                                                  ========    ========
Research International Series   Jarvis Hotels PLC             5/21/98-6/30/98          1,895         5,587    $  5,437
                                                                                                              ========

(9) Name Change
Effective April 30, 1998, Value Series changed its name to Capital Opportunities Series.

Independent Auditors' Report

To the Trustees and Shareholders of MFS/Sun Life Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Capital Opportunities Series, Equity Income Series, International Growth Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research Growth and Income Series, and Research International Series (each a portfolio of MFS/Sun Life Series Trust) as of June 30, 1998, the related statements of operations for the period then ended, the statements of changes in net assets for the period then ended and the year ended December 31, 1997, and the financial highlights for the period ended June 30, 1998 and each of the periods in the two-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust at June 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
August 7, 1998







                 ---------------------------------------------
This MFS(R)/Sun Life Series Trust Semiannual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R)/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

JOHN D. McNEIL*, Chairman and Trustee
Chairman, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada

SAMUEL ADAMS, Trustee
Partner, Warner & Stackpole (attorneys),
Boston, Massachusetts

J. KERMIT BIRCHFIELD, Trustee
Consultant; Chairman, Display Technology, Inc. (manufacturer of liquid-crystal display technology); Managing Director, Century Partners, Inc., (investments), Gloucester, Massachusetts

WILLIAM R. GUTOW, Trustee
Vice Chairman, Capitol Entertainment Management Company; Real Estate Consultant Dallas, Texas

DAVID D. HORN*, Trustee
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
Boston, Massachusetts

GARTH MARSTON, Trustee
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS, Trustee
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

Officers+
JAMES R. BORDEWICK, JR., Assistant Secretary
MARK E. BRADLEY, Assistant Treasurer
STEPHEN E. CAVAN, Secretary and Clerk
W. THOMAS LONDON, Treasurer
ELLEN MOYNIHAN, Assistant Treasurer
JAMES O. YOST, Assistant Treasurer

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110-1617

Portfolio Managers+
JEAN O. ALESSANDRO
JOHN W. BALLEN
ARNAB KUMAR BANERJI
JOHN F. BRENNAN, JR.
STEPHEN C. BRYANT
DAVID M. CALABRO
JAMES J. CALMAS
JEFFREY CHOWDHRY
MITCHELL D. DYNAN
KENNETH J. ENRIGHT
RICHARD O. HAWKINS
GEOFFREY L. KURINSKY
JOHN D. LAUPHEIMER, JR.
DAVID R. MANNHEIM
PAUL M. McMAHON
LESLIE J. NANBURG
KEVIN R. PARKE
BERNARD A. SCOZZAFAVA
MAURA A. SHAUGHNESSY
TONI Y. SHIMURA
FREDERICK J. SIMMONS
D. RICHARD SMITH
JAMES T. SWANSON
(on behalf of the MFS World
Asset Allocation Committee)
The Research Committee


* Affiliated with the Sponsor.
+ Affiliated with the Investment Adviser.                    SUN-3C 8/98 178.5M